As filed with the Securities and Exchange Commission on August 14, 1998 Registration No. 33-66396


	SECURITIES AND EXCHANGE COMMISSION
	      Washington, D.C.  20549

	FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933			[ X ]

Pre-Effective Amendment No.     					[    ]

Post-Effective Amendment No.  6  					[ X ]

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[ X ]

Amendment No.  8  						[ X ]

	(Check appropriate box or boxes)

	                       The Hough Group of Funds
	(Exact Name of Registrant as Specified in Charter)

	100 Second Avenue South, St. Petersburg, Florida  33701
	(Address of Principal Executive Offices)  (Zip code)

	Registrant's Telephone Number:  (813) 895-8880

	Bonnie M. Germain, Esq.
	100 Second Avenue South
	     St. Petersburg, Florida  33701
	(Name and Address of Agent for Service)

	Copies to:

	Allan S. Mostoff, Esq.
	Dechert Price & Rhoads
        1775 Eye Street, N.W.
        Washington, D.C.  20006

[ X ]	It is proposed that this filing will become effective on August 31, 1998 pursuant to paragraph (b) of Rule 485.



THE HOUGH GROUP OF FUNDS

CROSS-REFERENCE SHEET

Required by Rule 404 Under the Securities Act of 1933

Part A

Item                                                   Heading

1.      Cover Page                                     Cover Page



2.      Synopsis                                       Summary of Fund Expenses



3.	Condensed Financial Information                Financial Highlights



4.	General Description of Registrant              The Funds and Investment
                                                       Adviser; Investment
                                                       Objectives and Policies;
                                                       The Funds' Portfolio
                                                       Investments; Risk Factors
                                                       and Investment Techniques




5.	Management of the Fund                         The Funds and Investment
                                                       Adviser; Management,
                                                       Distribution and Service
                                                       Fees



5A.	Management's Discussion of
        Fund Performance                              Information is contained
                                                      in the Annual Report of
                                                      the Registrant



6.	Capital Stock and Other Securities            The Funds and Investment
                                                      Adviser



7.	Purchase of Securities Being Offered          How to Buy Shares; To Open
                                                      An Account



8.	Redemption or Repurchase                      How to Redeem Shares



9.	Pending Legal Proceedings                     Not Applicable






Part B

10.	Cover Page                                    Cover Page



11.	Table of Contents                             Table of Contents



12.	General Information and History               Not Applicable



13.     Investment Objectives and Policies            Investment Policies and
                                                      Practices of the Funds;
                                                      Investment Restrictions




14.	Management of the Fund                        Investment Adviser;
                                                      Trustees and Officers



15.	Control Persons and
        Principal Holders of Securities               Principal Shareholders



16.     Investment Advisory and Other Services        Advisory Contracts;
                                                      Distributor



17.	Brokerage Allocation and Other Practices     Portfolio Transactions



18.	Capital Stock and Other Securities           Part A - The Funds and
                                                     Investment Adviser



19.	Purchase, Redemption and Pricing of
        Securities Being Offered                     Valuation of Portfolio
                                                     Securities



20.     Tax Status                                   Distributions and Taxes



21.	Underwriters                                 Distributor



22.	Calculation of Performance Data              Performance



23.	Financial Statements                         Financial Statements




The Florida TaxFree Funds
100 Second Avenue South
Suite 800
St. Petersburg, Florida  33701

Prospectus	August 31, 1998

  The Florida TaxFree Funds	  page 2
The Florida TaxFree Money Market Fund
The Florida TaxFree ShortTerm Fund
  Shareholder Services	  page 16

The Florida TaxFree Funds seek as high a level of current interest income, exempt from federal income tax, as is consistent with the preservation of capital and liquidity. The Florida TaxFree Money Market Fund and The Florida TaxFree ShortTerm Fund (the "Funds") are series of The Hough Group of Funds, an open-end, management investment company. Each Fund's shares are also intended to be exempt from the Florida intangible personal property tax (Florida Intangible Tax). The Funds, each of which is nondiversified, invest as follows:


The Florida TaxFree Money Market Fund (Money Fund) invests in high-quality, short-term Florida municipal obligations and seeks to maintain a constant net asset value of $1.00 per share.

An investment in the Money Fund is neither insured nor guaranteed by the U.S. government, and there can be no assurance that the Money Fund will maintain a stable net asset value of $1.00 per share. Because the Money Fund is a single-state fund, the Money Fund may invest a significant percentage of its assets in the securities of a single issuer. Therefore an investment in the Money Fund may be riskier than investment in other types of money funds which do not invest solely in one state's securities.

The Florida TaxFree ShortTerm Fund (ShortTerm Fund) invests primarily in Florida municipal bonds with maturities not greater than six years at the time of purchase. The ShortTerm Fund's net asset value per share fluctuates in response to changes in the value of its investments.

This Prospectus sets forth concise information about the Funds that a prospective investor should know before investing and should be read carefully and retained for future reference.

A Statement of Additional Information dated August 31, 1998 containing additional and more detailed information about the Funds has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this Prospectus. The Securities and Exchange Commission maintains an Internet website (http://www.sec.gov) that contains the Statement of Additional Information, material that is incorporated by reference and other information about the Funds. This Statement is also available without charge upon request by calling 1-800-557-7555.

Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, and the shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The Florida TaxFree Funds
SUMMARY OF FUND EXPENSES

The summaries below are intended to assist investors in understanding the various costs and expenses that a shareholder in each Fund bears directly or indirectly.

As shown in this summary, shareholders do not pay fees when buying, selling or exchanging shares of either Fund.

                                                Money Fund     ShortTerm Fund
Shareholder Transaction Expenses
Maximum Sales Load Imposed on Purchases              None            None
Maximum Sales Load Imposed on Reinvested Dividends   None            None
Redemption Fee                                       None            None
Exchange Fee                                         None            None

The next summary illustrates operating expenses that shareholders of the Funds would incur. Expenses are deducted from each Funds' income before it is paid to shareholders. The summary has been restated to reflect the current fees for the Funds.

Annual Fund Operating Expenses - (as a percentage of average net assets)
Management Fee After Fee Waivers                     .26%            .15%
12b-1 Fee* After Fee Waivers                         .00%            .00%
Other Expenses After Fee Waivers                     .14%            .25%
Total Fund Operating Expenses After Fee Waivers+     .40%            .40%

*	Each Fund may incur 12b-1 fees in a maximum amount up to .25% of its average net assets, and as a result, it is possible that long-term shareholders of the ShortTerm Fund may pay more than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers.

Example++
You would pay the following expenses on a $1,000 investment in each of the Funds, assuming (1) a 5% annual return and (2) full redemption at the end of each time period:

                One Year        Three Years     Five Years      Ten Years
Money Fund       $ 4               $ 13            $ 23            $ 52
ShortTerm Fund   $ 4               $ 13            $ 23            $ 52


  +	Total Fund Operating Expenses are based on each Fund's expenses after the imposition of fee reductions and includes each Fund's "Other Expenses." William R. Hough & Co. ("WRH," the "Adviser," "Distributor" and "Transfer Agent" for the Funds) has agreed to reduce all management fees and limit normal operating expenses of the Funds to the extent that they exceed 40 basis points (.40 of 1%) of the average daily net assets of each Fund. This policy will remain in effect until 30 days prior notice is given to the shareholders of the Funds. In no event will William R. Hough & Co. impose management fees and permit expenses (including management fees, but excluding 12b-1 fee expenses) to exceed .40% and .50% of the average daily net assets of the Money Fund and ShortTerm Fund, re-spectively, on an annual basis. The Adviser reserves the right to terminate or revise this policy after giving advance notice to shareholders. In the event these policies terminate or expire without a continuance, and to the extent the Funds' expense ratios may be increased, such a change would have the effect of lowering yields to shareholders. If these agreements were not in effect, the management fee, distribution fee and total operating expenses for the fiscal year ended April 30, 1998 would have been .50%, .09% and .73%, respectively, for the Money Fund, and .60%, .09% and .93%, respectively, for the ShortTerm Fund. In addition to these expenses, a $10 bank wire fee may be imposed for wire transactions, and shareholders who participate in the Sweep Account service through a financial institution may be charged fees for services relating to this program by the financial institution.

++ This example should not be considered a representation of past or future performance or expenses. The assumed 5% annual return is hypothetical and actual Fund performance and expenses may be greater or less than the assumed amounts.

   FINANCIAL HIGHLIGHTS

The following table has been audited by McGladrey & Pullen, LLP, independent certified public accountants, whose report thereon is incorporated by reference in the Statement of Additional Information referred to on page 1 of this Prospectus.

The Florida
TaxFree
Money Fund
                                                                     Period
Per share operating performance        Year   Year   Year   Year     from
(for a share outstanding throughout   Ended  Ended   Ended  Ended   11/22/93*
the period)                        4/30/98 4/30/97 4/30/96 4/30/95  to 4/30/94


Net asset value,
beginning of period                 $1.00   $1.00   $1.00   $1.00     $1.00

Income from investment operations:
     Net investment income          0.034   0.034   0.036   0.035     0.011

     Net realized and
     unrealized gain (loss)
     on investments.............     --       --      --      --        --
          Total from investment
          operations                0.034   0.034   0.036   0.035     0.011

Less distributions:
    Dividends from net investment
     income                        (0.034) (0.034) (0.036) (0.035)   (0.011)

Net asset value, end of period      $1.00   $1.00   $1.00   $1.00     $1.00

Total return dagger                 3.50%   3.42%   3.69%   3.59%     2.49%


Ratios/Supplemental Data

Net assets at end of
period (000's)                   $149,361 $136,453 $113,943 $105,647  $23,516

Ratios to Average Daily
Net Assets DAGGER
     Expenses....................    .26%     .20%     .20%     .07%     .00%
     Expenses (Before reimbursement)
     DOUBLE DAGGER                   .73%     .78%     .80%    1.04%    1.96%
     Net Investment Income          3.43%    3.36%    3.62%    3.63%    2.55%
Portfolio turnover rate               N/A      N/A      N/A      N/A      N/A

*	Commencement of operations.
DAGGER  Figures are annualized for periods less than a year.
DOUBLE DAGGER Effective for year ended April 30, 1996 and thereafter, expense ratios (before reimbursement) no longer reflect reduction from custodian fee offset arrangements






The Florida
TaxFree
ShortTerm Fund
                                                                         Period
Per share operating performance         Year    Year    Year    Year       from
(for a share outstanding throughout    Ended   Ended   Ended   Ended   11/22/93*
the period)                          4/30/98 4/30/97 4/30/96 4/30/95  to 4/30/94




Net asset value,
beginning of period                   $9.95   $9.94   $9.89   $9.86      $10.00


Income from investment
operations:

     Net investment income             0.42   0.43     0.42    0.42        0.16

     Net realized and unrealized
     gain (loss) on investments        0.10   0.01     0.05    0.03       (0.14)

    Total from investment operations   0.52   0.44     0.47    0.45        0.02


Less distributions:


Dividends from net investment income (0.42) (0.43)   (0.42)  (0.42)       (0.16)

Net asset value, end of period      $10.05  $9.95    $9.94   $9.89         $9.86

Total return dagger                  5.23%  4.59%    4.85%   4.66%         0.49%



Ratios/Supplemental Data


Net assets at end of
period (000's)                    $22,953 $28,853  $12,344 $11,113       $10,757

Ratios to Average Daily
Net Assets dagger

 Expenses.....................       .26%    .20%     .20%    .07%          .05%
 Expenses (Before
 reimbursement) double dagger        .93%   1.18%    1.42%   1.50%         2.77%
 Net Investment Income              4.20%   4.27%    4.25%   4.25%         3.79%
Portfolio turnover rate             40.2%   40.9%    83.4%   35.9%         10.9%

*	Commencement of operations.
DAGGER       Figures are annualized for periods less than a year.
DOUBLE DAGGER       Effective for year ended April 30, 1996 and thereafter,
expense ratios (before reimbursement) no longer reflect reduction from custodian fee offset arrangements









ABOUT THE FUNDS
INVESTMENT OBJECTIVES AND POLICIES
The Funds are designed as relatively liquid investment vehicles for investors seeking income exempt from federal income taxes. Each Fund's shares are also intended to be exempt from the Florida Intangible Tax. The Funds' respective investment objectives and policies and the manner in which they each carry out their objectives are set forth below.

The Florida TaxFree Money Market Fund seeks a high level of current interest income, exempt from federal income tax, consistent with the preservation of capital and liquidity, by investing in high quality, short-term municipal obligations that have been determined to present minimal credit risks. The Fund seeks to maintain a constant net asset value of $1.00 per share, although there can be no assurance that it will be able to do so.

The Florida TaxFree ShortTerm Fund seeks the highest level of current interest income, exempt from federal income tax, consistent with the preservation of capital and liquidity, by investing primarily in municipal bonds rated investment grade and in unrated municipal bonds that have been determined by the Funds' Investment Adviser to be of investment grade quality. The Fund may also invest in bonds rated below investment grade quality. The Fund will invest its assets primarily in Florida bonds with maturities not greater than six years at the time of purchase, and its net asset value will fluctuate. The Fund's weighted average maturity of portfolio securities will not exceed three years.

Under normal circumstances, each Fund will invest at least 80% of its total assets in obligations the interest of which is exempt from federal income tax. This policy, like each investment objective, is a fundamental policy of each Fund and may only be changed with shareholder approval. In addition, each Fund will ordinarily invest at least 65% of its total assets in obligations issued by or on behalf of the State of Florida, its political subdivisions, agencies and instrumentalities, the interest of which is exempt from federal income taxes. The Funds intend to invest in a manner believed to qualify the shares of each Fund for an exemption from the Florida Intangible Tax. The other policies of each Fund may be changed without a vote of shareholders unless expressly deemed to be a fundamental policy. There can be no assurance that either Fund will achieve its investment objective.

As discussed more fully below in the section entitled "Distributions and Taxes," in connection with the qualification of each Fund's shares for an exemption from the Florida Intangible Tax, it may be necessary for the Funds to sell or dispose of certain investments near the end of each calendar year, so that on January 1 of each year, each Fund's portfolio of investments consists of investments that are exempt from the Florida Intangible Tax. As a result, a Fund could potentially receive a lower price for the securities sold than their current valuation, or incur additional costs or taxable income or gains.

The Funds maintain the ability, under normal conditions, to invest up to 20% of their total assets in municipal securities, the interest from which is a tax preference item for purposes of the federal Alternative Minimum Tax. If you are subject to the federal Alternative Minimum Tax, a portion of your income distributions that are exempt from the regular federal income tax may not be exempt from the Alternative Minimum Tax. Neither Fund counts such obligations in determining its compliance with the 80% policy noted above regarding investments in obligations, the interest on which is exempt from federal income tax.





Both Funds are considered nondiversified under the Investment Company Act of 1940 and their investments may be in fewer issuers than those of a diversified fund. Both Funds intend to satisfy the diversification requirements of Subchapter M of the Internal Revenue Code. Accordingly, each Fund will diversify its holdings so that, in general, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund's assets is represented by cash, U.S. Government securities, and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and the securities of other regulated investment companies).

The Funds by themselves do not provide a complete investment plan.

RISK FACTORS AND INVESTMENT TECHNIQUES
For a full discussion of the investment techniques utilized by the Funds and the special considerations and risks associated with those techniques, please refer to the section titled "Risk Factors and Special Considerations" and "Special Considerations Concerning Florida" herein and "Investment Policies and Practices of the Funds" in the Statement of Additional Information.

Money Fund
The Money Fund invests only in high quality, short-term municipal obligations determined by the Adviser, under procedures adopted by the Board of Trustees, to present minimal credit risk. To be considered high quality, a security must be rated in accordance with applicable rules in one of the two highest categories for short-term securities by at least two nationally recognized rating services (or by one, if only one rating service has rated the security) or, if unrated, judged by the Adviser to be of equivalent quality.

The Fund will limit its investments to securities with remaining maturities of 397 days or less at the time of purchase and maintain a dollar-weighted average maturity of 90 days or less.

ShortTerm Fund
The ShortTerm Fund invests at least 85% of its total assets in municipal bonds rated investment grade (i.e., Baa/BBB or better) and in unrated municipal bonds that have been determined by the Adviser to be of investment grade quality. The standards used by the Adviser when judging unrated bonds are essentially the same as those described by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P"), Fitch Investors Service, Inc. ("Fitch") and Duff & Phelps Credit Rating Co. ("Duff & Phelps") as characteristic of their ratings of Baa/BBB and above. The ShortTerm Fund also invests not more than 15% of its assets in municipal bonds determined by the Adviser to be lower than investment grade but with such improving prospects of quality as to make the risk/reward ratio attractive.

It is anticipated that the Fund will be invested in short to intermediate term bonds, that its weighted average maturity will be three (3) years or less and that it will invest only in obligations with remaining maturities of six (6) years or less at the time of purchase. If the Adviser determines that market conditions warrant a shorter average maturity, the Fund's investments will be adjusted accordingly. A description of the ratings assigned by Moody's, S&P, Fitch and Duff & Phelps is set forth briefly in the Appendix attached hereto and in more detail in the Appendix to the Statement of Additional Information.


THE FUNDS' PORTFOLIO INVESTMENTS
Both Funds
Both Funds invest their assets primarily in various types of municipal securities. Municipal securities consist of debt obligations issued to obtain funds for various public purposes, including the construction, repair and improvement of a wide range of public facilities (such as airports, bridges, highways, schools, hospitals, housing and water, sewer and gas works), as well as for the payment of general operating expenses and the repayment of outstanding debt. The two principal classifications of municipal bonds are general obligation bonds and revenue bonds. General obligation bonds are backed by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are obligations payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source, such as payments from the user of the facility being financed. Industrial development bonds or private activity bonds are issued by or on behalf of public authorities to obtain funds for privately operated facilities and are secured in most cases only by revenues derived from the private user and do not therefore generally carry the pledge of the full faith and credit or taxing power of the issuer of such bonds. For this reason, these securities may entail a greater level of risk. The Funds may invest in zero coupon bonds, which may be more volatile than other types of bonds.

Tax-exempt notes generally are used to meet short-term capital needs and usually have maturities of one year or less. Tax and revenue anticipation notes are issued by municipalities in expectation of future tax or other revenues, and are payable from those specific taxes or revenues. Bond anticipation notes normally provide interim financing in advance of an issue of bonds or notes, the proceeds of which are used to repay the anticipation notes. Tax-exempt commercial paper is issued by municipalities to help finance short-term capital or operating needs.

Municipal lease obligations are issued by a state or local government or authority to acquire land and a wide variety of equipment and facilities. These obligations generally are not fully backed by the municipality's credit, and their interest may become taxable if the lease is assigned or if the municipality terminates the lease or fails to make a lease payment. If funds are not appropriated for the following year's lease payments, the lease may terminate, with the possibility of default on the lease obligation and significant loss to the holders. Certain municipal lease obligations are not as liquid as other types of municipal obligations due to the fact that they have not developed the depth of marketability associated with other municipal obligations such as municipal bonds. The liquidity of municipal lease obligations will be determined in accordance with guidelines approved by each Fund's Board of Trustees. In addition, the Board of Trustees is responsible for determining the credit quality of unrated municipal lease obligations on an ongoing basis, and this includes making an assessment as to the likelihood that the lease will not be canceled or terminated. Certificates of participation in municipal lease obligations or installment sale contracts entitle the holder to a proportionate interest in the lease-purchase payments made. Such certificates are generally issued by separate non-profit leasing or financing corporations and are issued generally on behalf of municipalities, counties and school boards.

Resource recovery bonds are a type of revenue bond issued to build facilities such as solid waste incinerators or waste-to-energy plants. Typically, a private corporation is involved, at least during the construction phase, and the revenue stream is secured by fees or rents paid by municipalities for use of the facilities. The viability of a resource recovery project, environmental protection regulations, and project operator tax incentives may affect the value and credit quality of these bonds.




Variable and floating rate instruments, including certain participation interests in municipal obligations, have interest rate adjustment formulas that help to stabilize their market values. Many variable and floating rate instruments also carry demand features that permit the Funds to sell them at par value plus accrued interest on no more than 30 days' notice or at specified intervals. The maturity of a variable or floating rate instrument may be determined by the Money Fund by the date the demand feature can be exercised, or the date the interest rate is readjusted, rather than the final maturity of the instrument. The Money Fund will not invest in instruments with demand intervals greater than 397 days.

Issuers or financial intermediaries (such as banks and broker-dealers) who provide demand features or standby commitments often support their ability to buy securities on demand by obtaining Letters of Credit (LOCs) or other guarantees from domestic or foreign banks, insurance companies or other financial institutions. LOCs also may be used as credit supports for other types of municipal instruments. The Adviser may rely upon its evaluation of a financial institution's credit in determining whether to purchase an instrument supported by a LOC or other guarantee.

Tender option bonds are created by coupling an intermediate or long-term, fixed-rate tax-exempt bond with a tender agreement that gives the holder the option to tender the bond at its face value. In return for providing the tender option, the sponsor (usually a bank, broker-dealer, or other financial institution) receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate that would cause the bond, coupled with the tender option, to trade at par value. Subject to applicable regulatory requirements, the Money Fund may buy tender option bonds if the tender option agreement gives the Fund the right to tender the bond to its sponsor no less frequently than once every 397 days. A sponsor may terminate a tender option if, for example, the issuer of the underlying bond defaults on interest payments.

The Funds may buy and sell securities on a when-issued or delayed-delivery basis, with payment and delivery taking place at a future date. The market value of securities purchased in this way may change before the delivery date, which could affect the market value of the Money Fund's assets, and could increase fluctuations in the ShortTerm Fund's yield. Ordinarily, the Funds will not earn interest on securities purchased until they are delivered.

The ShortTerm Fund may invest up to 15% of its net assets and the Money Fund may invest up to 10% of its net assets in illiquid investments including securities which cannot be sold to the public without registration under the Securities Act of 1933 (restricted securities) and securities privately placed with the Funds. Under the supervision of the Board of Trustees, the Adviser determines the liquidity of each Fund's investments. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments and their sale at an acceptable price may require time consuming negotiation and legal expenses.

Each Fund may change its investment focus for temporary defensive purposes. During periods when, in the Adviser's opinion, it is appropriate to do so, each Fund may hold cash that is not earning interest or invest in obligations the interest from which may be taxable at the state or federal level. (The ShortTerm Fund's defensive investments may include short-term municipal obligations and money market instruments.) At these times, each Fund may temporarily invest so that less than 80% of its total assets will be invested in obligations, the interest on which is exempt from federal income tax. Obligations, the interest on which is taxable for federal income tax purposes, include, but are not limited to, obligations issued by the U.S. government or any of its agencies or instrumentalities, high quality commercial paper, certificates of deposit, and repurchase agreements. Under normal circumstances, the Funds do not intend to invest in obligations, the interest on which is taxable for federal income tax purposes.


ShortTerm Fund Only
The ShortTerm Fund (but not the Money Fund) may make the following additional investments:
The ShortTerm Fund is permitted to invest in instruments referred to as inverse floaters (a type of derivative), relatively new instruments whose interest rates bear an inverse relationship to the interest rate of another security or the value of an index. In an effort to curtail interest expense, a municipality may issue two variable-rate instruments in lieu of a single long-term, fixed-rate bond. The interest rate of one instrument (the floater) is designed to reflect changes in short-term interest rates, and the interest rate on the other instrument (the inverse floater) is calculated in several ways depending upon the structure utilized. Commonly, the interest rate on the inverse floater reflects the approximate rate the issuer would have paid on the fixed-rate bond, multiplied by two, minus the interest rate paid on the short-term instrument. Thus, as short-term interest rates increase, the rate on the inverse floater will decrease, and vice versa. Depending on market availability, the two variable-rate instruments may be combined in the secondary market to form a single fixed-rate bond. The market for inverse floaters is relatively new, and there is no guarantee that the Fund's adviser will find a ready buyer for inverse floaters, or that it will have the means to combine a floater with its companion inverse floater when it determines that this is desirable as a matter of investment strategy. Changes in the interest rate on the other security or index inversely affect the residual interest rate paid on the inverse floater, with the result that the inverse floater's price will be considerably more volatile than that of a fixed-rate bond.

The ShortTerm Fund may buy and sell options and futures contracts on any type of security or index, including options not traded on exchanges, in an effort to manage its exposure to changing interest rates and security prices. Some options and futures strategies, including selling futures, buying puts, and writing calls, tend to hedge the Fund's investments against price fluctuations. Other strategies, including buying futures, writing puts, and buying calls, tend to increase market exposure. Options and futures may be combined with each other in order to adjust the risk and return characteristics of the overall strategy but they can be volatile investments and involve certain risks. If the Adviser applies a hedge at an inappropriate time or judges interest rates incorrectly, options and futures strategies will lower the Fund's return. The ShortTerm Fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market. Options and futures do not pay interest and may produce taxable capital gains.

The ShortTerm Fund will not hedge more than 25% of its total assets by selling futures, buying puts, and writing calls under normal conditions. In addition, it will not buy futures or write puts whose underlying value exceeds 25% of the Fund's total assets, and will not buy calls with an underlying value exceeding 5% of its total assets.

The ShortTerm Fund may purchase securities on a when-issued basis in connection with the refinancing of an issuer's outstanding indebtedness. Refunding contracts require the issuer to sell and the Fund to buy refunding municipal obligations at a stated price and yield on a settlement date that may be several months or several years in the future. The Fund may secure its obligations under a refunding contract by depositing collateral, purchasing a guarantee or depositing a letter of credit equal to the liquidated damages provisions of the refunding contract. When required by applicable regulations, the Fund will place high grade debt securities in a segregated custodian account equal in amount to its obligations under the refunding contracts. The value of the obligations purchased pursuant to the refunding contracts can change significantly between the date on which the purchase commitment is made and the date on which the Fund is obligated to purchase the obligations.




The ShortTerm Fund may engage in reverse repurchase transactions. In a reverse repurchase agreement, a Fund sells a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, the Fund will maintain appropriate liquid assets (consisting of cash, U.S. Government securities, or other similar high grade debt obligations maturing not later than the expiration of the reverse repurchase agreement) in a segregated custodial account to cover its obligation under the agreement. The Fund will enter into reverse repurchase agreements only with parties whose creditworthiness has been found satisfactory by the Adviser. Such transactions may increase fluctuations in the market value of the Fund's assets and may be viewed as a form of leverage.

Risk Factors and Special Considerations
The Money Fund's ability to achieve its investment objective depends on the quality and maturity of its investments. Although the Fund's policies are designed to help maintain a stable $1.00 share price, all money market instruments can change in value when interest rates or an issuer's creditworthiness change, or if an issuer or guarantor of a security fails to pay interest or principal when due. If these changes in value are large enough, the Fund's share price could deviate (positively or negatively) from $1.00. In general, securities with longer maturities are more vulnerable to price changes, although they may provide higher yields.

The ShortTerm Fund's share price and each Fund's yield may change daily based on many factors. Share price volatility and investment return depend in part on interest rate changes. The value of the ShortTerm Fund's shares will generally decrease when interest rates rise and increase when interest rates fall. Shorter term obligations generally offer greater stability and are less sensitive to interest rate changes than longer term obligations, but longer term obligations generally offer higher yields for the added risks due to future uncertainties.

The Funds' yields and the ShortTerm Fund's share price also depend in part on the quality of each Fund's investments. The Money Fund buys only high-quality obligations (AA/Aa or higher) with minimal credit risks, while the ShortTerm Fund buys securities of varying quality. Obligations rated investment grade or better (Baa/BBB or higher) generally are of medium to high quality, and obligations rated below Baa/BBB have speculative characteristics. Lower-rated bonds generally involve greater risk of loss or price declines because of their uncertain credit standing. These securities, sometimes referred to as "high yield securities" or "junk bonds," are subject to high risk and often have moderate to poor protection of principal and interest payments and are predominantly speculative. The market prices of high-yielding, high-risk, lower-rated securities generally fluctuate more than higher-rated securities and generally decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

Unrated obligations may be either investment grade or lower quality, but usually are not attractive to as many buyers. The ShortTerm Fund relies heavily on the Adviser's credit analysis when considering unrated or lower-rated bond purchases.

While lower-rated bonds have traditionally been less sensitive to interest rate changes than higher-rated investments, as with all bonds, their prices will be affected by interest rate changes. Economic changes affect lower-rated securities differently than other securities. Lower-rated municipal bonds are more sensitive to adverse economic changes (including recession) in specific regions or localities or among specific types of issuers. During an economic downturn or a prolonged period of rising interest rates, the ability of issuers of lower-rated debt to service their payment obligations, meet projected goals, or obtain additional financing may be impaired. Periods of economic uncertainty and interest rate changes can be expected to cause market price volatility for lower-rated bonds and corresponding volatility in the ShortTerm Fund's share price.


Each Fund may invest up to 25% of its total assets in a single issuer's securities. Each Fund may invest up to 20% of its assets in industrial revenue bonds (IRBs) backed by private issuers, and may invest up to 20% of its total assets in IRBs related to a single industry. Each Fund may also invest more than 25% of its total assets in securities whose revenue sources are from similar types of projects, e.g., education, electric utilities, health care, housing, transportation, or water, sewer, and gas utilities. There may be economic, business or political developments or changes that affect all securities of a similar type. Therefore, developments affecting a single issuer or industry, or securities financing similar types of projects, could have a significant effect on each Fund's performance.

Special Considerations Concerning Florida
Due to the fact that each Fund intends to invest at least 65% of its net assets in Florida tax-exempt securities, each Fund's yield and the ShortTerm Fund's share price stability may be more susceptible to factors affecting issuers of Florida tax-exempt securities than a fund that is not as highly concentrated in issues of Florida tax-exempt securities. These factors include the regulatory, political, and financial conditions and developments within the State of Florida and its local units of government.

Florida's business-friendly regulations and congenial natural environment have been the catalysts for its diverse economic success. Florida's appeal as both a retirement and growth state has allowed the expansion of its population to consistently outpace the national average. Employment for the State has been quite strong with a job creation rate since 1987 of almost twice the national average. The overwhelming majority of these jobs have been in the services, construction, and trade industries. Given its geographical location and involvement in foreign trade, Florida is fast becoming the commerce, communications, and transportation link to Latin America. As more of these nations open their economies to free trade, the State's economy as a whole may increasingly become exposed to international events.

The following summary is derived from certain official statements of the State of Florida published in connection with the issuance of specified Florida municipal securities, research from the Bureau of Economic and Business Research, University of Florida, and other publicly available governmental documents. The Hough Group of Funds assumes no responsibility for the accuracy or completeness of this information.

The State of Florida has experienced a continued economic expansion with above average population and employment growth. Florida's 1997 population estimate was
14.7 million, ranking it fourth in the nation. While the United States' average population increase has been 1% annually since 1990, Florida's increase has been 1.8%. Florida's unemployment rate through 1997 was 4.8%, down from 8.2% in 1992. Accordingly, the State's personal income has risen above the United States' average. Florida's income basis is different from the norm in that the State derives much of its revenue through property income and transfer payments. Tourism is an important industry for the State and supports many employment sectors. However, tourism is vulnerable to negative events which may have an unfavorable impact on the State's economy. As always, weather-related incidents, such as hurricanes or freezes, continue to represent a potential risk to the State and its economic well-being every year.


The Florida Constitution limits increases in assessed value of homestead property to the lesser of three percent of the assessment for the prior year or the percentage change in the Consumer Price Index. The overall level of revenue from these sources is in part dependent upon the local, state, and national economies. Local government obligations held by the Funds may constitute general obligations or may be special obligations payable solely from one or more specified revenue sources. The ability of the local governments to repay their obligations on a timely basis is dependent upon the continued strength of the revenues pledged and of the overall fiscal status of the local governments. The Florida Constitution also mandates that the State budget be balanced each fiscal year. The State has approximately $8.6 billion in full faith and credit debt outstanding. However, the majority of these bonds are secured by explicit revenue sources, since these funds must adequately cover debt service in order to pass a constitutional coverage test. For a more comprehensive discussion of the types of securities which are commonly issued in Florida, and which may therefore be acquired by the Funds, please see the Statement of Additional Information.


Many newsworthy events have occurred in Florida throughout this past year. Unusual weather patterns across the State were the cause of two such developments. Record-breaking heat significantly increased the demand for electricity as public power companies strived to meet soaring air-conditioning usage. In connection with high temperatures, a shortage of rainfall provoked the emergence of wildfires which quickly caused extensive damage in more than thirty counties. It is not yet known what impact such weather-related events might have on the State's economy. The City of Miami has continued to experience financial and political distresses that could affect the value of the City's securities. A state oversight board, appointed by Governor Lawton Chiles in the wake of a 1996 political scandal, continues to regulate the City's attempts for financial recovery. The newly renamed Miami-Dade County welcomed the United States Southern Command, as the group relocated their headquarters from Panama City, Panama to Miami, signifying the cessation of the United States' military occupation under the Panama Canal Treaty of 1977. Responsible for the Nation's military and counter-drug forces in South America and the Caribbean, this command's effect on the Florida economy are unknown at this time. The State has also initiated precautionary measures in anticipation of potential computer errors which may occur at the turn of the century on January 1, 2000. However, the full impact of this calendar date transition has not yet been established.


Florida's municipal issuers may face additional spending pressures in the future due, in part, to sizable infrastructure needs for a growing population. Any increased environmental regulation at the State and federal levels may also create financial pressure on Florida's issuers, as will the disappearance or decline of funding for federally-mandated programs, for which resources will need to be provided at the local level. Other factors that could affect the value of securities in the Funds' portfolio include a change in the local, State, or national economy, demographic factors, ecological or environmental concerns, political conditions, statutory limitations on an issuer's ability to increase taxes, and other developments generally affecting the revenues of issuers. The value of Florida municipal instruments also may be affected by general conditions in the money markets or municipal bond markets, the levels of federal income tax rates, the supply of tax-exempt bonds, the credit quality and rating of an issuer, and perceptions with respect to interest rate levels.

There is no assurance that there will not be a decline in economic conditions or that particular Florida municipal securities in the portfolio of each Fund will not be adversely affected by new developments. A more detailed description of certain factors affecting Florida issuers and associated securities is contained in the Statement of Additional Information, which is available upon request.

PORTFOLIO TRANSACTIONS
The Funds generally purchase municipal obligations either during initial underwritings directly from the issuer or an underwriter, or in the secondary over-the-counter market from dealers who make a market in the securities involved. The Funds also may engage the services of other dealers in those circumstances when it appears they may offer better prices and execution. In conducting portfolio transactions for the Funds, it is the policy of the Adviser to obtain the best net results, taking into account such factors as price (including the applicable dealer spread), the size, type and difficulty of the transactions involved, a firm's general execution and operations capabilities, and the risk in positioning the securities involved. Municipal obligations are often traded on a net basis and thus do not normally involve the payment of brokerage commissions, however, the cost includes undisclosed dealer or underwriter spreads. Subject to the requirements of best execution, the Adviser may select broker-dealers that provide it with research services and it may consider sales of shares of the Funds as a factor in the selection of broker-dealers. The Adviser may use such research information in managing the Funds' assets, as well as the assets of other clients.

Under the Investment Company Act of 1940, the Adviser and its affiliates are prohibited from dealing with the Funds on a principal basis in the purchase and sale of securities unless the trading has been approved by an exemptive order granted by the Securities and Exchange Commission ("SEC"). In addition, the Funds may not purchase securities during the existence of any underwriting of which the Adviser is a principal underwriter, or from any underwriting syndicate of which the Adviser is a member, except that purchases may be made from other members of such syndicates pursuant to procedures approved by the Trustees which comply with rules and regulations of the SEC. Affiliated persons of the Funds may serve as broker in over-the-counter transactions and may receive usual and customary commissions in connection therewith, provided the transactions are conducted only on an agency basis.

PERFORMANCE INFORMATION
From time to time, each Fund may include its yield, tax equivalent yield and total return in advertisements or reports to shareholders or prospective investors. Performance figures are based on a Fund's historical results and are not intended to indicate future performance.

Quotations of yield for the Money Fund will be based on the income generated by an investment in the Fund over a seven-day period, expressed as an annual percentage rate. The effective yield is calculated in a manner similar to that used to calculate yield, but it will be slightly higher because it includes the compounding effect of earnings on reinvested dividends.

Quotations of yield for the ShortTerm Fund reflect the rate of income the Fund earns on its investments as a percentage of its share price. To calculate yield, the Fund takes the interest income it earned from its portfolio of investments for a 30-day period (net of expenses), calculated on each day's market values, divides it by the average number of shares entitled to receive dividends, and expresses the result as an annualized percentage rate based on the Fund's share price at the end of the 30-day period. This yield does not reflect gains or losses from selling securities or from transactions in options and futures contracts. The ShortTerm Fund's quoted yield is calculated according to accounting methods that are standardized for all stock and bond funds and may not equal the income actually paid to shareholders.

Each Fund may also quote tax equivalent yields, which represent the taxable yields an investor would have to generate before taxes in order to equal a Fund's tax free yields.

Total returns are based on the overall dollar or percentage change in value of a hypothetical investment in a Fund, including changes in share price for the ShortTerm Fund, and assume all of the Fund's distributions are reinvested. A cumulative total return reflects a Fund's performance over a stated period of time. An average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return if a Fund's performance had been constant over the entire period. Because average annual total returns tend to smooth out variations in a Fund's return, investors should recognize that they are not the same as actual year-by-year results. When a Fund quotes an average annual return covering a period of less than one year, the calculation assumes that performance will remain constant for the rest of the year. Because this may or may not occur, these average annual returns should be viewed as hypothetical rather than actual performance figures.

The performance results of the Funds also may be compared, in reports and promotional materials, to (i) unmanaged indices representative of municipal securities in general, (ii) to other mutual funds having similar investment objectives as tracked by Lipper Analytical Services, Morningstar Publications Inc., IBC, Financial Data Inc., and other entities that regularly rank and or monitor mutual fund performance, and (iii) the consumer price index (measure for inflation), or other generally accepted economic indicators, to assess the real rate of return from an investment in the Funds.

Further information regarding the Funds' performance is contained in the Annual Report which may be obtained without charge by writing or calling the Funds at the address and phone number printed on the cover.

DISTRIBUTIONS AND TAXES
Income dividends are declared daily and paid monthly by each Fund. The Funds intend to distribute substantially all of their net investment income and capital gains (if any) to shareholders each year. Any net capital gains earned normally are distributed in December and/or January.

The following is only a summary of some of the important federal and State of Florida tax considerations generally affecting the Funds and their shareholders. You are urged to consult your tax adviser with respect to the effects of this investment on your own tax situation.

Each Fund intends to qualify annually and elect to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended
(the "Code"). In any year in which a Fund qualifies as a regulated investment company and timely distributes all of its income, the Fund generally will not pay U.S. federal income or excise tax. In addition, each Fund intends to invest a sufficient portion of its assets in state and municipal obligations so that it will qualify to pay "exempt-interest dividends" to shareholders. Exempt-interest dividends distributed to shareholders are generally excludable from a shareholder's gross income for federal income tax purposes. However, to the extent that a Fund's interest income is attributable to certain so-called "private activity bonds," dividends allocable to that income, while exempt from the regular federal income tax, will constitute an item of tax preference for purposes of the Alternative Minimum Tax. In addition, for corporate shareholders of the Funds, all exempt-interest dividends are required to be taken into account in calculating alternative minimum taxable income and the federal corporate environmental tax.

The Funds may make certain investments that generate taxable income and gains. In addition, a sale of shares in the ShortTerm Fund (including a redemption of shares and an exchange of shares between Funds) will be a taxable event, and may result in a taxable gain or loss to a shareholder. Distributions of net long-term capital gains, if any, realized by the Fund from the sale of securities and designated as capital gains dividends will be taxable to shareholders as long-term capital gain. Shareholders of the ShortTerm Fund should be aware that redeeming shares of the Fund after tax-exempt interest income has been accrued by the Fund but before that income has been distributed may be disadvantageous. This is because the gain, if any, on the redemption will be taxable, even though such gain may be attributable in part to the accrued tax-exempt interest, which, if distributed to the shareholder as a dividend rather than redemption proceeds, might have qualified as an exempt-interest dividend. Dispositions of Money Fund shares will not create a gain or loss if that Fund maintains a net asset value per share of one dollar, and the Money Fund is not expected to distribute significant capital gains dividends.

Distributions by the Funds of any short-term capital gains and any taxable income will be taxable to shareholders as ordinary income dividends. Distributions (including exempt-interest dividends) declared in December and paid during the following January will be treated as having been received by shareholders on December 31 in the year the distributions were declared.




Dividends and distributions paid by the Funds to individuals who are Florida residents will not be subject to personal income taxation by Florida, because Florida does not have a personal income tax. Corporate shareholders which are subject to the Florida corporate income tax should consult with their tax adviser regarding the application of the Florida corporate income tax to dividends and distributions paid by the Funds. Shareholders subject to tax in states other than Florida may be taxed in those states on all dividends and distributions from the Funds, including those attributable to tax-exempt securities.

The Funds have received rulings from the Florida Department of Revenue (the "FDR") to the effect that shares of a Fund will be exempt from the Florida Intangible Tax each year if the Fund's portfolio of investments on January 1 of that year consists of investments exempt from the Florida Intangible Tax. Investments exempt from the Florida Intangible Tax include, but are not limited to, (i) notes, bonds and other obligations issued by the State of Florida or its municipalities, counties and other taxing districts and (ii) notes, bonds and other obligations issued by the U.S. Government, its agencies and territories. If a Fund's portfolio of investments on January 1 of each year includes investments that are not exempt from the Florida Intangible Tax, a Fund's shares could be wholly or partially subject to the Florida Intangible Tax. The Funds intend that on January 1 of each year, each Fund's portfolio of investments will consist solely of investments exempt from the Florida Intangible Tax.

Any loss realized from a disposition of Fund shares that were held for six months or less will be disallowed to the extent that you received exempt-interest dividends from that Fund. Any loss, to the extent not disallowed, realized on a disposition of shares of a Fund with respect to which capital gain dividends have been paid will, to the extent of the capital gain dividends, be treated as long-term capital loss if your shares have been held for six months or less at the time of their disposition.

Exempt-interest dividends of a Fund, although exempt from regular federal income tax in the hands of a shareholder, are includable in the tax base for determining the extent to which your social security or railroad retirement benefits will be subject to federal income tax. All shareholders are required to report the receipt of tax-exempt interest and exempt-interest dividends on their federal income tax returns.

Deductions for interest expense incurred (or deemed to be incurred) to acquire or carry shares of either Fund may be subject to limitations that reduce or eliminate the deductions.

Each Fund may be required to withhold federal income tax at the rate of 31% of all taxable distributions paid to any shareholders who fail to provide a Fund with their correct taxpayer identification number or to make required certifications or where the shareholder of the Fund has been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code are exempt from backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's federal income tax liability.

Opinions relating to the validity of municipal securities and the exemption of interest thereon from federal income tax are rendered by bond counsel to the issuers. The Funds, the Adviser, and the Funds' counsel make no review of proceedings relating to the issuance of state or municipal securities or the bases of bond counsel opinions. Due to the lack of adequate supply of certain types of tax-exempt obligations, and for other reasons, the Funds may invest in various instruments which are not "traditional" state and local obligations, but which are believed to generate interest excludable from taxable income under Code Section 103. Although the Funds may invest in those instruments, they cannot guarantee the tax-exempt status of the income earned thereon or from any other investment.

The Internal Revenue Service (IRS) and other governmental agencies are currently conducting an investigation concerning certain municipal security advance refunding transactions in which open-market government securities were sold to escrow accounts. The investigation concerns among other things whether the mark-ups received by the escrow securities provider exceeded fair market value which, if true, may endanger the tax-exempt status of such municipal bonds. Other investigations into the tax exempt status of bonds may occur from time to time. If the tax-exempt status of a security owned by the Funds is revoked, the security would be declared taxable and the IRS may seek payment of back taxes, fees or penalties from the Funds and its shareholders on interest that was previously treated for tax purposes as tax free. If that occurs, bondholders including mutual funds owning such securities and shareholders may have some tax liability for shares owned in the Funds.

Shareholders will be furnished annually with information relating to the amounts and nature of distributions made by the Funds.

The tax discussion set forth above is presented for general information only. For additional information relating to the tax aspects of investing in a Fund, see "Distributions and Taxes" in the Statement of Additional Information.

THE FUNDS AND THE INVESTMENT ADVISER
The Hough Group of Funds is an open-end management investment company established as a Massachusetts business trust on July 22, 1993 (the "Trust") which has two nondiversified fund portfolios, The Florida TaxFree Money Market Fund and The Florida TaxFree ShortTerm Fund. The Trust has its own Board of Trustees which supervises its activities and reviews contractual arrangements with companies that provide required services. The Trust is not required and does not currently expect to hold annual shareholder meetings, although special meetings may be called for a specific Fund or the Trust as a whole, for purposes such as electing or removing Trustees, changing fundamental policies, or approving a management contract. Shareholders receive one vote for each share they own (with proportionate voting for fractional shares). Each Fund votes separately on matters affecting only that Fund. There is a remote possibility that one Fund might become liable for any misstatement in the prospectus about another Fund.

Founded in 1962, William R. Hough & Co., the Funds' Adviser, is one of Florida's largest municipal bond underwriters and has extensive experience representing Florida issuers as financial adviser and in trading municipal bonds. Its principal business address is 100 Second Avenue South, Suite 800,
St. Petersburg, Florida 33701. The Adviser has two affiliated corporations which are engaged in the acquisition, origination, securitization, restructuring and selling of mortgage portfolios and the holding of real property.

The Adviser also provides investment banking and financial advisory services to municipal bond issuers and it maintains a staff of experienced municipal securities personnel, including a full complement of related support facilities. The Adviser has managed the Funds since inception.

The Portfolio Manager
The day-to-day management of the ShortTerm Fund's investment portfolio is the responsibility of a committee that makes all investment decisions for the Fund.

MANAGEMENT, DISTRIBUTION, AND SERVICE FEES
The Adviser provides the Funds with investment research, advice and supervision and manages the business affairs of each Fund. For these services, the Money Fund and ShortTerm Fund have agreed to pay the Adviser a monthly fee at the annual rate of .50% and .60%, respectively, of their average net assets for the month. The Funds will bear certain other expenses not assumed by the Adviser, such as, the fees and expenses of those Trustees who are not "interested persons" of the Trust or the Adviser; brokerage fees or commissions (if any); interest on borrowings; taxes; normal operating expenses and extraordinary nonrecurring expenses, including but not limited to the cost of any litigation to which a Fund may be a party.

From time to time, the Adviser may agree to reduce certain expenses which would otherwise be charged to the Funds. Such a reduction of expenses excludes interest, taxes, expenses of withholding taxes, brokerage commissions and extraordinary expenses. To increase each Fund's yield, WRH has agreed, until further notice, to reduce temporarily all the Funds' management fees and normal operating expenses exceeding .40 of the average daily net assets of the Funds. WRH may discontinue its fee and expense reductions at any time upon 30 day's notice, and if WRH does so, a Fund's expenses will go up and its yield will go down. WRH retains the ability to be paid by the Funds for expenses incurred in a previous month if expenses fall below the limit prior to the end of the fiscal year. Payment by a Fund of such expenses will lower its yield.

Bankers Trust Company of New York, 16 Wall Street, New York, New York 10005, acts as each Fund's custodian. The Transfer Agent performs dividend-paying functions and maintains each Fund's shareholder records. The Adviser or its agent calculates each Fund's daily share price and maintains its general accounting records.

Each Fund has adopted a Distribution and Service Plan (the "Plans") under Rule 12b-1 under the Investment Company Act of 1940. Currently, no separate payments are expected to be made by the Funds under the Plans. Rather, until prior notice is provided to shareholders, the Adviser will use its management fees or other resources to pay expenses associated with activities primarily intended to result in the sale of the Funds' shares. The Plans, however, authorize the Funds to pay the Adviser up to .25% of annual average net assets and provide that the Adviser may make payments to third parties, such as banks or broker-dealers, that provide shareholder support services or engage in the sale of the Funds' shares.

The Glass-Steagall Act and other applicable laws provide that, among other things, banks may not engage in the business of underwriting, selling, or distributing securities. Although the scope of this prohibition under the Glass-Steagall Act has not been fully defined, in the Adviser's opinion it should not prohibit banks from being paid for shareholder servicing and recordkeeping. If, because of changes in law or regulation, or because of new interpretations of existing law, a bank or a Fund were prohibited from continuing these arrangements, it is expected that other arrangements would be made for these services and that shareholders would not suffer adverse financial consequences. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein, and banks and other financial institutions may be required to register as dealers pursuant to state law.

The Year 2000 Issue
The Funds rely extensively on various computer systems in carrying out their business activities, including the computer systems employed by the Adviser, Distributor, and Transfer Agent, and the Custodian (collectively, the "Service Providers"). In this connection, the Funds are aware of the so-called "Year 2000 Issue" which involves the potential problems that may be confronted by computer systems users the day after December 31,1999, when computers using date-sensitive software must be able to properly identify the Year 2000 in their systems. In the event that a computer system fails to make the proper identification of the Year 2000, this could result in a system failure or miscalculations causing disruptions of operations such as pricing errors and account maintenance failures. The Funds are working with the Service Providers to take steps that are reaonably designed to address the Year 2000 Issue with respect to the computer systems relied upon by the Funds. The Funds have no reason to believe that these steps will not be sufficient to avoid any material adverse impact on the Funds, although there can be no assurances of this.
The costs or consequences of incomplete or untimely resolution of the Year 2000 Issue are unknown to the Funds and the Service Providers at this time but could have a material adverse impact on the operations of the Funds and the Service Providers.


Shareholder Services
TO OPEN AN ACCOUNT

Investors can buy shares of the Funds in several ways, which are described here and in the table below. You must complete and sign a "New Account Application" in order to establish an account. Additional paperwork may be required from corporations, associations, and certain fiduciaries. The Funds do not issue share certificates. If you have any questions or need extra forms, call 1-800-557-7555, 8:30 a.m. to 5:00 p.m., Eastern time, Monday through Friday.

HOW TO BUY SHARES

Method
By Mail

Initial (minimum) Investment                     Additional (minimum) Investment
         $1,000                                                 $50
Please make your check payable to the name of    Please make your check payable
the fund and mail it to the                      to the name of the Fund.
address indicated on the New Account             Indicate your account number
Application.                                     on the check and mail it to
                                                 the address printed on your
                                                 statement.

FOR THE OPTIONS LISTED BELOW, PLEASE CALL 1-800-557-7555

By Wire                         $1,000                                   $500

Federal funds should
be wired to:                    First Union National Bank of Florida,
                                Jacksonville, Florida
				ABA Bank Routing No. 063000021
				The Hough Group of Funds

The Florida TaxFree Money Market Fund         The Florida TaxFree ShortTerm Fund
Account No. 2090000609066                              Account No. 2090000609105

For further credit to (Shareholder's name(s) and account number).

A fee may be charged by your Bank for each wire purchase.

By Exchange                     $1,000                                    $500

When opening an account by exchange, your new account must be established with the same name(s), address, and taxpayer identification number as your existing account.

Determining Net Asset Value
Each Fund's shares are sold without a sales charge. The term "net asset value," or NAV, refers to the current value of one share. Each Fund's NAV is computed by adding the value of all of its investments, cash, and other assets, deducting liabilities, and then dividing the result by the number of shares outstanding. The Funds are open for business each day the New York Stock Exchange (NYSE) is open. Shares in the Funds cannot be purchased on days the NYSE is closed and on federal (bank) holidays. WRH calculates each Fund's NAV as of the close of the general trading session of the NYSE (currently 4:00 p.m. Eastern time).

The Money Fund's investments are valued on the basis of amortized cost. This method of valuation involves valuing a portfolio security initially at its cost and thereafter assuming a constant amortization to maturity of any premium or discount, instead of looking at actual changes in market value. Securities owned by the ShortTerm Fund are valued on the basis of market quotations or at their fair value. The ShortTerm Fund generally uses fair value since market quotations for most municipal bonds are not readily available on a daily basis. Fair value is determined by a pricing service approved by the Board of Trustees, based primarily upon a computerized matrix system or appraisals by the pricing service, in each case in reliance upon information concerning market transactions and quotations from recognized municipal securities dealers. Futures and options positions are valued based on market quotations.

Investment Requirements to Remember
Before you buy shares, please read the following information to make sure your investment is accepted and credited properly. Your purchase will be processed at the next NAV calculated after your order is received and accepted as being in good order by the Transfer Agent. Investments made by check will begin to earn dividends as of the first business day that is not a federal (bank) holiday following the day of your purchase. Checks received and accepted after 1:00 p.m. Eastern time will be deposited on the next business day that is not a federal (bank) holiday.




Investments in the Money Fund made by Federal Funds wire which are received prior to 12:00 p.m. Eastern time will begin earning dividends on the day of receipt, while investments by wire into the ShortTerm Fund and those received after 12:00 p.m. in the Money Fund will begin earning dividends the next business day after receipt.

Both Funds reserve the right to limit all accounts maintained by any one person to a maximum balance of $2 million and may refuse any initial or subsequent investment that would cause such accounts to exceed the $2 million limit. For this purpose, accounts under common ownership or control, including accounts with the same taxpayer identification number, will be aggregated.

All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. No cash or third-party checks will be accepted. If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees incurred. When you purchase by check, a Fund can hold payment on redemptions until it is reasonably satisfied that the investment has been collected (which can take up to seven days).

You can avoid this collection period by purchasing shares by bank wire. Bank wires may be used to transfer funds on the Federal Reserve wire system from your bank to your Fund account. Your bank may charge a fee for each wire you send to the Fund. Social Security checks or direct deposit of payroll payments may be transferred to your account automatically by filing the necessary form which is available from the Transfer Agent upon request. Your bank also may charge you a fee for this service.

The Transfer Agent will employ certain procedures, including recording telephone transactions (for wire purchase and redemption orders and exchanges) to verify data concerning these transactions. The Transfer Agent will not be responsible, provided it complies with its own procedures in a reasonable manner, for the authenticity of phone wire instructions or losses, if any, resulting from unauthorized shareholder transactions that were reasonably believed to be genuine. If these procedures are not followed, the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. These procedures include recording all phone conversations, sending confirmations promptly after a telephone transaction is arranged, the verification of account name and account number or tax identification number, and sending redemption proceeds only to the address of record or to a previously authorized bank account. Since recordings may not always be available, you should verify the accuracy of telephone transactions immediately upon receipt of your confirmation statement.


You may buy or sell shares of the Funds through a broker, who may charge you a fee for this service. If you are purchasing shares of a Fund through a program of services offered or administered by a securities dealer or financial institution, you should read the program materials in conjunction with this Prospectus. Certain features of the Funds, such as the minimum initial or subsequent investment, may be modified in these programs and administrative charges may be imposed for the services rendered.

Each Fund reserves the right to suspend the offering of shares for a period of time. Each Fund also reserves the right to reject any specific purchase order, including certain purchases by exchange. (See the section entitled "Exchange Privilege" below.) In addition, each Fund may refuse to open an account or may involuntarily redeem the shares held by any investor who has failed to provide the Fund with a certified taxpayer identification number or such other tax-related certifications as may be required. Purchase orders may be refused if, in the Adviser's opinion, they are of a size that would disrupt management of a Fund. In addition, the Funds may close an account by redeeming its shares in full at the then current net asset value upon the failure of a shareholder who has completed an "awaiting TIN" certification to provide the Fund with a certified social security or taxpayer identification number within 60 days after opening the account. Shareholders will receive 30 days' notice of a Fund's intention to close their account unless the proper information is provided.

ACCOUNT SERVICES
DISTRIBUTION OPTIONS
When you establish your account, you can choose from the following distribution options:

A.	The Reinvestment Option provides for automatic reinvestment of your income dividends and capital gains distributions (if any) in additional shares at no charge. This option is automatic if you make no choice on your account application. Dividends and distributions will be reinvested at the NAV as of the payment date.

B.	The Cash Option allows you to receive both income dividends and capital gains distributions (if any) in cash. Distribution checks will be sent via first class mail no later than seven days after the last day of the month or the record date. Under the Cash Option, in order to reduce Fund expenses, income dividends and capital gains distributions (if any) of less than $25 will not be paid in cash, but will instead be automatically reinvested in additional shares at no charge; however, if you wish to receive these payments of less than $25 in cash, you must so notify us.

C.	The Automatic Investment Option allows you to reinvest distributions automatically from one Fund to another qualified Fund at NAV, without charge. Note that distributions may only be directed to an existing account with a registration identical to your account in the Fund and some restrictions may apply. This option is not listed on your New Account Application; call or write to us to learn more or to change your distribution option.

Shareholders of the Funds may change distribution options at any time by written request.

EXCHANGE PRIVILEGE
You may exchange between the Funds as your needs or investment objectives change. As a shareholder, you have the privilege of exchanging your shares for shares of other Funds registered in your state as long as, in the Adviser's opinion, the Funds will not be adversely affected by your exchanges. To make an exchange, follow the procedures indicated in the "How to Buy Shares" and "How to Redeem Shares" charts. Broker-dealers who process exchange orders on behalf of their customers may charge a fee for their services, however, such a fee may be avoided by making requests for exchange directly to the Transfer Agent. Before you make an exchange, please note the following:

bullet Call us at 1-800-557-7555 to obtain a current Prospectus for the Fund into which you want to exchange. Read the Prospectus for relevant information before arranging for an exchange.

bullet You may only exchange between accounts that are registered in the same name, address, and taxpayer identification number.

bullet The minimum amount of an exchange is $1,000. Exchanges are permitted only after 15 days have elapsed from the date of a previous exchange or the purchase of the shares to be exchanged.

bullet Each exchange represents the sale of shares of one Fund and the purchase of shares of another, which may produce a gain or loss for tax purposes. The Transfer Agent will send you written confirmation of each exchange transaction.

bullet Exchange instructions may be given in writing or by telephone. Telephone exchange instructions must be received by 4:00 p.m., New York time, and no exchange by a single investor will be accepted for amounts in excess of $500,000 on any given business day. The Funds and WRH reserve the right to deny any telephone exchange request. If all telephone exchange lines are busy (which might occur, for example, during periods of substantial market fluctuations), shareholders might not be able to request telephone exchanges and would have to submit written exchange requests. Unless a shareholder elects to decline the telephone exchange privilege, the shareholder constitutes and appoints the Transfer Agent, as a true and lawful attorney to surrender for redemption or exchange any and all unissued shares held by it in an account with any eligible Fund, and authorizes and directs the Transfer Agent to act upon any instruction from any person.

bullet The Exchange Privilege may be modified, limited or terminated by a Fund upon sixty (60) days written notice.

bullet Restrictions. Although the exchange privilege is an important benefit, Fund performance and shareholders may be adversely affected by excessive trading. To protect the interests of shareholders, the Funds reserve the right to temporarily or permanently terminate the exchange privilege for any person who makes more than four exchanges out of a Fund per calendar year. Accounts under common ownership or control, including accounts with the same taxpayer identification number, will be aggregated for purposes of the four exchange limit. In addition, each Fund reserves the right to refuse exchange purchases by any person or group if, in the Distributor's judgment, the Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. Your exchanges may be restricted or refused if a Fund receives or anticipates simultaneous orders affecting significant portions of the Fund's assets. In particular, a pattern of exchanges that coincide with a "market timing" strategy may be disruptive to the Funds. Although each Fund will attempt to give you prior notice whenever it is reasonably able to do so, it may impose these restrictions at any time. Each Fund reserves the right to terminate or modify the exchange privilege at any time.

REGULAR AUTOMATIC EXCHANGE SERVICE
The Automatic Exchange Service is a convenient method of arranging monthly or quarterly investments (minimum $500) between the ShortTerm Fund and an identically registered Money Fund account. You may also establish a schedule for regular exchanges from your Money Fund account to another account with the same registration by written request to the Fund.

ELECTRONIC FUNDS TRANSFER
bullet ACH Transactions. You may authorize electronic transfers of money to buy shares of a Fund or redeem shares of a Fund.
                In effect, you may move money (minimum $1,000.00) between your bank account and your account in one of the Funds with one phone call. Allow two to three business days after the call for the transfer to take place.

bullet Systematic Investment Plan. The Systematic Investment Plan offers a simple way to maintain a regular investment program. You may arrange automatic transfers (minimum $250.00 per transaction) from your bank account to your account in one of the Funds monthly or quarterly on the 1st, 15th or 25th day of the month. The Transfer Agent will send you written confirmation of each transaction, and a debit entry will appear on your bank statement. You may change the amount of your investment, or stop this service by calling 1-800-557-7555 at least ten (10) business days prior to your next scheduled investment date.

bullet Systematic Withdrawal Plan. Subject to a minimum account value of at least $10,000, you may elect to receive, or designate another person or your bank to receive, monthly or quarterly payments of a specific dollar amount of not less than $250.00 each on the 1st, 15th or 25th day of the month. There is no charge for this service and the plan does require the reinvestment of all dividends and distributions in shares of the Fund.

SWEEP ACCOUNT
Cash accumulations in accounts with selected financial institutions may be automatically invested in shares of the Funds at the next determined net asset value on a daily basis.

Selected institutions are responsible for prompt transmission of orders relating to the program. Institutions participating in this program may charge their customers fees for services relating to the program which would reduce the customer's yield from an investment in the Funds. This Prospectus should, therefore, be read together with any agreement between the customer and the selected institution with regard to the services provided, the fees charged for the services and any restrictions and limitations imposed.

STATEMENTS AND REPORTS
The Transfer Agent will send you a confirmation statement after every investment in either Fund (except for reinvestments of dividends or capital gains and, in the case of the Money Fund, checkwriting redemptions, which transactions will appear on the account statement that will be mailed to you each month) that affects your share balance or your account registration. At least twice a year, you will receive the Funds' financial statements with a summary of its investments and performance. To reduce expenses, only one copy of most shareholder reports (such as the Funds' Annual Report) may be mailed to your household. Please call us if you need additional copies.

The Transfer Agent pays for most informational services but not for special services, such as producing and mailing historical account documents covering periods in excess of 24 months. The cost of historical account documents in excess of 24 months is $15 for each year requested. You may be required to pay additional fees for other special services.

HOW TO REDEEM SHARES
To ensure acceptance of your redemption request, please follow the procedures described here and on pages 23-25. You may redeem all or a portion of your shares on any business day. Your shares will be redeemed at the next NAV calculated after the Transfer Agent has received and accepted your redemption request. Shares will earn dividends through the date of redemption. Redemption proceeds will be sent by first class mail to the record address. A $5.00 fee will be charged for redemption checks. Remember that each Fund may hold payment on redemptions on investments made by check for seven (7) calendar days.

You will be charged a fee of $10.00 by the Fund for each wire redemption (minimum $1,000), which will be deducted from the proceeds of your wire. In addition, your bank may also charge a fee for wire services.

Checkwriting
Shareholders of either Fund may avail themselves of special checkwriting services whereby checks may be drawn payable to the order of any person in any amount up to $500,000. Shareholders may write three (3) checks each calendar month against their account without charge. Any checks exceeding the first three checks which clear the account during a calendar month will incur a processing fee of eighty cents ($.80) per check, which will automatically be deducted from the account balance at the end of the month. By signing the checkwriting card on the New Account Application, checks will automatically be sent to the shareholder(s) within 15 days after an account is established. Drafts drawn upon the Fund cannot be certified or cashed by the Transfer Agent. While First Union National Bank of Florida is under no obligation to cash such drafts, the Bank may elect to cash drafts for shareholders who maintain other banking relationships with them.

Checks are not returned to shareholders after they clear, but copies of cleared checks will be available on request at no charge. Shares purchased by check must be on deposit with the Fund at least seven (7) calendar days before they may be redeemed by check. Because each Fund declares dividends daily and the net asset value of the ShortTerm Fund may change daily, a shareholder's account balance may be more or less than what he or she believes it is at the time a check clears. Therefore, shareholders should not attempt to close their account by writing a check against the current balance.

On presentation for payment, the Fund will redeem a sufficient number of shares to cover the amount of the check. Checks written in amounts exceeding the current share balance will be returned to the payee marked "insufficient funds" and you may be subject to a return check fee of $10. Checks drawn in an amount greater than $500,000 in either Fund may also be returned. The Transfer Agent reserves the right to charge a fee for checkbooks. A $20 fee will be charged for stop payment requests.

A check representing a redemption request will take precedence over any other redemption instructions from the shareholder(s). Any accounts with marginal balances will be redeemed at the end of the month with the proceeds sent to the address of record.

By Mail:
Send to:
The Florida TaxFree Funds
P.O. Box 11688
St. Petersburg, FL  33733-1688

Send a letter of instructions with the name of the Fund, number of shares or dollar amount to be redeemed, your name, account number, and the additional requirements listed below that may apply to your account.






Type of Registration
Individual, Joint Tenants, Sole Proprietorship, Custodial (Uniform Gifts or Transfers to Minors Act), General Partnerships Corporations, Associations

Requirements
Letter of instructions signed by all persons authorized to sign for the account, exactly as it is registered, with signatures guaranteed.*
Letter of instructions accompanied by a corporate resolution. The letter must be signed by at least one individual authorized (via corporate resolution) to act on the account. The corporate resolution must include a corporate seal or signature guarantee.*



Trusts

Letter of instructions signed by the Trustee(s) (as Trustee(s)), with signatures guaranteed.* (If the Trustee's name is not registered on the account, provide a copy of the trust document, certified within the last 60 days.)

If you do not fall into any of these registration categories (i.e., executors, administrators, conservators, or guardians), please call us for further instructions.

*	Signature guarantees are required on all redemption requests in excess of $10,000 or for any amount if the proceeds are to be sent other than to the registered owner(s) or if a change of address occurred within 60 days of the date the request is received. A signature guarantee is a widely accepted way to protect you and the Transfer Agent by verifying the signature on your request; it may not be provided by a notary public. Signature(s) must be guaranteed by an "eligible guarantor institution" as defined under Rule 17Ad-15 under the Securities Exchange Act of 1934. Generally, eligible guarantor institutions include (1) national or state banks, savings associations, savings and loan associations, trust companies, savings banks, industrial loan companies and credit unions; (2) national securities exchanges, registered securities associations and clearing agencies; (3) securities broker dealers which are members of a national securities exchange or clearing agency which have minimum net capital of $100,000; or (4) institutions that participate in the Securities Transfer Agent Medallion Program ("STAMP") or other recognized signature guarantee medallion programs.

By Check

You must have applied for the checkwriting feature on the New Account Application. You may redeem by check provided that the signature(s) you designated are on the check. Checks may not be written in amounts in excess of $500,000.

FOR THE OPTIONS LISTED BELOW, PLEASE CALL 1-800-557-7555
By Exchange

You must meet the minimum investment requirement of the other Fund. You can only exchange between accounts with identical names, addresses, and taxpayer identification numbers.

By Wire

You must have applied for the wire feature on the New Account Application. You may then request wire redemptions by calling before 4:00 p.m. Eastern time. Your money will be wired to your bank by the next business day. The minimum redemption amount by wire is $1,000. There is a $10.00 bank change for each wire redemption, which will be deducted from the remaining account balance or the redemption amount. Your bank may also charge an additional fee for this service.

Redemption Reminder

If you want to keep your account open, please leave shares with a value of at least $500 in it. If your account balance falls below $500 due to a redemption, your account may be closed and the proceeds mailed to you at the record address. You will be given 30 days' notice that your account will be closed unless you make an additional investment to increase your account balance to the $500 minimum. If the additional investment is not received within the 30-day period, your shares will be redeemed at the NAV on the day your account is closed.

Once your shares are redeemed, the proceeds normally will be sent to you on the next business day, but if making immediate payment could adversely affect the Fund, it may take up to seven days to pay you. Each Fund may suspend redemptions or postpone payment dates on days when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC. If you are unable to execute your transaction by telephone (for example, during period of unusual market activity), consider transmitting your redemption request by mail or by check.

APPENDIX

Municipal Debt Obligations. The table below provides a summary of ratings designations assigned to debt holdings by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P"), Fitch Investors Service, Inc. ("Fitch") and Duff & Phelps Credit Rating Co. ("Duff & Phelps"), which are well-known rating services.


Moody's Rating                 S&P, Fitch and
                             Duff & Phelps Rating         Description


Aaa/Aa/A                         AAA/AA/A                 Investment Grade
                                                          Highest quality; high
                                                          quality; upper medium
                                                          grade

Baa                                BBB                    Medium Grade

Ba                                 BB                     Lower Quality
                                                          Moderately speculative

B                                  B                      Speculative

Caa                                CCC                    Highly Speculative

Ca/C                               CC/C                   Poor quality; lowest
                                                          quality, no interest

                                   D                      In default, in arrears

	Some securities may be rated by other nationally recognized rating organizations while others may be unrated. Unrated securities are not necessarily lower-quality securities. Issuers of municipal securities frequently choose not to incur the expense of obtaining a rating. Please refer to the Funds' Statement of Additional Information for a more complete discussion of these ratings.


The Florida TaxFree Funds
100 Second Avenue South, Suite 800
St. Petersburg, Florida  33701

Custodian
Bankers Trust Company
16 Wall Street
New York, New York  10005








Table of Contents
Page
The Florida TaxFree Funds                       2
Summary of Fund Expenses                        2
Financial Highlights                            3
Investment Objectives and Policies		3
Risk Factors and Investment Techniques		5
The Funds' Portfolio Investments		5
Portfolio Transactions                          11
Performance Information                         11
Distributions and Taxes                         12
The Funds and the Investment Adviser		14
Management, Distribution, and Service Fees      15
Shareholder Services                            16
To Open an Account                              16
How to Buy Shares                               16
Account Services                                18
Distribution Options                            18
Exchange Privilege                              18
Regular Automatic Exchange Service		19
Electronic Funds Transfer                       20
Sweep Account                                   20
Statements and Reports                          20
How to Redeem Shares                            20
Appendix                                        23









The Florida
TaxFree Funds

The Florida TaxFree
Money Market Fund

The Florida TaxFree
ShortTerm Fund













Prospectus
August 31, 1998


25






The Florida TaxFree Funds	100 Second Avenue South
	St. Petersburg, Florida  33701



	The Florida TaxFree Money Market Fund
	The Florida TaxFree ShortTerm Fund


	STATEMENT OF ADDITIONAL INFORMATION
	August 31, 1998


The Florida TaxFree Money Market Fund and The Florida TaxFree ShortTerm Fund (the "Funds") are two separate series of the Hough Group of Funds (the "Trust"), an open-end management investment company organized as a Massachusetts business trust.

This Statement is not a prospectus, but should be read in conjunction with the Funds' current Prospectus dated August 31, 1998. Please retain this document for future reference. To obtain an additional copy of the Prospectus, please call the Distributor at 1-800-557-7555.


TABLE OF CONTENTS                               PAGE

Investment Policies and Practices of the Funds	 1
Investment Restrictions                          9
Special Considerations Concerning Florida	10
Portfolio Transactions                          17
Valuation of Portfolio Securities               18
Performance                                     18
Distributions and Taxes                         22
The Investment Adviser                          26
Trustees and Officers                           26
Advisory Contracts                              28
Distribution and Service Plan                   29
Distributor                                     30
Description of the Trust                        31
Financial Statements                            32
Appendix                                     A - 1


	INVESTMENT ADVISER, DISTRIBUTOR AND TRANSFER AGENT

William R. Hough & Co.


	INVESTMENT POLICIES AND PRACTICES OF THE FUNDS

The following discussion elaborates on the description of each Fund's investment policies and practices contained in the Prospectus. Each Fund has adopted certain fundamental investment restrictions which may not be changed with respect to a Fund without the approval of the holders of a majority of that Fund's outstanding voting shares.

As used in this Statement of Additional Information, with respect to matters required by the provisions of the 1940 Act to be submitted to shareholders, the term "majority of the outstanding shares" of a Fund means the vote of the lesser of (i) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund.

Under normal circumstances, each Fund intends to invest at least 80% of its total assets in obligations the interest on which is exempt from federal income tax. This policy, like each investment objective, is a fundamental policy of each Fund and may only be changed with shareholder approval. In addition, each Fund will ordinarily invest at least 65% of its total assets in obligations issued by or on behalf of the State of Florida, its political subdivisions, agencies and instrumentalities, the interest on which is exempt from federal income taxes. Shares of each Fund are also intended to be exempt from the Florida Intangible Tax.

In carrying out their investment objectives, the Funds may utilize the following investment practices, which are non-fundamental:

Delayed-Delivery Transactions. Each Fund may buy and sell securities on a delayed-delivery or when-issued basis. These transactions involve a commitment by a Fund to purchase or sell specific securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security (and more than seven days in the future). Typically, no interest accrues to the purchaser until the security is delivered. The ShortTerm Fund may receive fees for entering into delayed delivery transactions.

When purchasing securities on a delayed-delivery basis, each Fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations and the credit risks associated with the ownership of the securities. Because a Fund is not required to pay for securities until the delivery date, these risks are in addition to the risks associated with the Fund's other investments. If a Fund remains substantially fully invested at a time when delayed-delivery purchases are outstanding, the delayed-delivery purchases may result in a form of leverage. When delayed-delivery purchases are outstanding, the Funds will set aside appropriate liquid assets in a segregated custodial account to cover their purchase obligations. When a Fund has sold a security on a delayed-delivery basis, the Fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, a Fund could miss a favorable price or yield opportunity, or could suffer a loss. Each Fund may renegotiate delayed-delivery transactions after they are entered into, and may sell underlying securities before they are delivered, which may result in capital gains or losses.

Variable or Floating Rate Demand Obligations (VRDOs/FRDOs) are tax-exempt obligations that bear variable or floating interest rates and carry rights that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries. Floating rate securities have interest rates that change whenever there is a change in a designated base rate while variable rate instruments provide for a specified periodic adjustment in the interest rate. These formulas are designed to result in a market value for the VRDO or FRDO that approximates its par value.

With respect to the Money Fund, a demand instrument with a conditional demand feature must have received both a short-term and a long-term high-quality rating or, if unrated, have been determined to be of comparable quality pursuant to procedures adopted by the Board of Trustees. A demand instrument with an unconditional demand feature may be acquired solely in reliance upon a short -term high-quality rating or, if unrated, upon a finding of comparable short -term quality pursuant to procedures adopted by the Board of Trustees.

Each Fund may invest in fixed rate bonds that are subject to third party puts and in participation interests in such bonds held by a bank in trust or otherwise. These bonds and participation interests have tender options or demand features that permit the Funds to tender (or put) its bonds to an institution at periodic intervals and to receive the principal amount thereof. The Funds consider variable rate instruments structured in this way (Participating VRDOs) to be essentially equivalent to other VRDOs they purchase. The IRS has not ruled whether the interest on Participating VRDOs is tax-exempt, and, accordingly the Funds intend to purchase these instruments based on opinions of bond counsel.

With respect to the Money Fund, a variable rate instrument that matures in 397 days or less may be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate. A variable rate instrument that matures in greater than 397 days but that is subject to a demand feature that is 397 days or less may be deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand. A floating rate instrument that is subject to a demand feature may be deemed to have a maturity equal to the period remaining until the principal amount may be recovered through demand. The Money Fund may purchase a demand instrument with a remaining final maturity in excess of 397 days only if the demand feature can be exercised on no more than 30 days' notice (a) at any time or (b) at specific intervals not exceeding 397 days.

Tender Option Bonds are created by combining an intermediate or long-term fixed rate tax-exempt bond (generally held pursuant to a custodial arrangement) with a tender agreement that gives the holder the option to tender the bond at its face value. As consideration for providing the tender option, the sponsor (usually a bank, broker-dealer, or other financial institution) receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate (determined by a remarketing or similar agent) that would cause the bond, coupled with the tender option to trade at par on the date of such determination. After payment of the tender option fee, a fund effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. Subject to applicable regulatory requirements, the Money Fund may buy tender option bonds if the agreement gives the Fund the right to tender the bond to its sponsor no less frequently than once every 397 days. In selecting tender option bonds for the Funds, the Adviser will consider the creditworthiness of the issuer of the underlying bond, the custodian, and the third party provider of the tender option. In certain instances, a sponsor may terminate a tender option if, for example, the issuer of the underlying bond defaults on interest payments.

Standby Commitments are puts that entitle holders to same-day settlement at an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. Each Fund may acquire standby commitments to enhance the liquidity of portfolio securities, but the Money Fund may do so only when the issuers of the commitments present minimal risk of default.

Ordinarily a Fund will not transfer a standby commitment to a third party, although it could sell the underlying municipal security to a third party at any time. A Fund may purchase standby commitments separate from or in conjunction with the purchase of securities subject to such commitments. In the latter case, the Fund would pay a higher price for the securities acquired, thus reducing their yield to maturity. Standby commitments will not affect the dollar-weighted average maturity of the Money Fund, or the valuation of the securities underlying the commitments.

Standby commitments are subject to certain risks, including the ability of issuers of standby commitments to pay for securities at the time the commitments are exercised; the fact that standby commitments are not marketable by the Funds; and the possibility that the maturities of the underlying securities may be different from those of the commitments.

Municipal Lease Obligations. Each Fund may invest a portion of its assets in municipal leases and participation interests therein. These obligations, which may take the form of a lease, an installment purchase, or a conditional sale contract, are issued by state and local governments and authorities to acquire land and a wide variety of equipment and facilities. Generally, the Funds will not hold such obligations directly as a lessor of the property, but will purchase a participation interest in a municipal obligation from a bank or other third party. A participation interest gives a Fund a specified, undivided interest in the obligation in proportion to its purchased interest in the total amount of the obligation.

Municipal leases frequently have risks distinct from those associated with general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet to incur debt. These may include voter referenda, interest rate limits, or public sale requirements. Leases, installment purchases, or conditional sale contracts (which normally provide for title to the leased asset to pass to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting their constitutional and statutory requirements for the issuance of debt. In Florida, leases and contracts generally include "non-appropriation clauses" providing that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the appropriate legislative body on a yearly or shorter periodic basis. Non-appropriation clauses free the issuer from certain debt issuance limitations. To the extent that municipal lease obligations are insured or backed by other credit facilities, an event of non-appropriation on the lease or termination of the lease can result in interest payments made by the credit facility provider being declared subject to federal income tax. In other instances, an event of non-appropriation or termination of the lease can result in a loss of principal and interest payments to the holder of the municipal lease obligation and a determination of taxability for any interest payments which are or have been made.

The liquidity of municipal lease obligations purchased by the Funds will be determined pursuant to guidelines approved by the Board of Trustees. Prior to purchasing a municipal lease obligation, and on an ongoing basis thereafter, the Funds' Adviser will evaluate the credit quality and liquidity of the subject security in accordance with these guidelines. Factors considered in making such determinations will generally include (i) the frequency of trades and quotes for the obligation; (ii) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (iii) the willingness of dealers to undertake to make a market in the security, and (iv) the nature and timing of marketplace trades.

Federally Taxable Obligations. The Funds do not intend to invest in securities whose interest is federally taxable; however, from time to time, each Fund may invest a portion of its assets on a temporary basis in fixed-income obligations whose interest is subject to federal income tax. For example, each Fund may invest in obligations whose interest is federally taxable pending the investment or reinvestment in municipal securities of proceeds from the sale of its shares or sales of portfolio securities.

Each Fund anticipates being as fully invested as practicable in municipal securities; however, there may be occasions when, as a result of maturities of portfolio securities, sales of Fund shares, or in order to meet redemption requests, a Fund may hold cash that is not earning income. In addition, there may be occasions when, in order to raise cash to meet redemptions, a Fund may be required to sell securities at a loss.

Illiquid Investments are investments that cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Under the supervision of the Board of Trustees, the Adviser determines the liquidity of each Fund's investments and, through reports from the Adviser, the Board monitors investments in illiquid instruments. In determining the liquidity of each Fund's investments, the Adviser may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset a Fund's rights and obligations relating to the investment). Investments currently considered by the Funds to be illiquid include over-the-counter options, restricted securities, private placement securities and municipal lease obligations determined by the Adviser to be illiquid. However, with respect to over-the-counter options the ShortTerm Fund writes, all or a portion of the value of the underlying instruments may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement the Fund may have to close out the option before expiration. In the absence of market quotations, illiquid investments for the Money Fund are valued for purposes of monitoring amortized cost valuation and for the ShortTerm Fund at fair value as determined in good faith by the Adviser and reviewed quarterly by the Board of Trustees. The impact of changing investor perceptions may be especially pronounced in markets where municipal securities are thinly traded. The Adviser is an active market maker in Florida municipal securities and to the extent that it is precluded by applicable regulations from acting as principal in transactions with the Funds, the liquidity of some securities in the Funds' portfolios could be adversely affected.

Restricted Securities generally can be sold in privately negotiated transactions pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, a Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time a fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.

Repurchase Agreements. In a repurchase agreement, a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days from the date of purchase. The resale price reflects the purchase price plus an agreed upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement is a taxable obligation which involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked to market daily) of the underlying security. Each Fund may engage in a repurchase agreement with respect to any security in which it is authorized to invest, even if the underlying security matures in more than 397 days. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to the fund in connection with bankruptcy proceedings), it is each Fund's current policy to limit repurchase agreement transactions to those parties whose creditworthiness has been reviewed and found satisfactory by the Adviser.

The ShortTerm Fund only may utilize the following practices:

Lower-Rated Municipal Securities. The ShortTerm Fund may invest a portion of its assets in lower-rated municipal securities as described in the Prospectus. While the market for Florida municipal securities is considered to be adequate, adverse publicity and changing investor perceptions may affect the ability of the independent pricing service used by the Fund to value its portfolio securities, and the Fund's ability to dispose of lower-rated bonds. The independent pricing service is consistently monitored to assure that securities are valued by a method that the Board believes accurately reflects fair value.

Refunding Contracts. The ShortTerm Fund generally will not be obligated to pay the full purchase price if it fails to perform under a refunding contract. Instead, refunding contracts generally provide for payment of liquidated damages to the issuer. The Fund may secure its obligations under a refunding contract by depositing collateral or a letter of credit equal to the liquidated damages provisions of the refunding contract. When required by SEC guidelines, the Fund will place liquid assets in a segregated custodial account equal in amount to its obligations under refunding contracts. The value of the obligations purchased pursuant to the refunding contracts can change significantly between the date on which the purchase commitment is made and the date on which the Fund is obligated to purchase the obligations. This change in value could result from changes in interest rates, changes in the financial or operational condition of the issuer of the obligation, as well as other factors.

Reverse Repurchase Agreements. In a reverse repurchase agreement, a Fund sells a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, the Fund will maintain appropriate liquid assets (consisting of cash, U.S. Government securities, or other similar high grade debt obligations maturing not later than the expiration of the reverse repurchase agreement) in a segregated custodial account to cover its obligation under the agreement. The Fund will enter into reverse repurchase agreements only with parties whose creditworthiness has been found satisfactory by the Adviser. Such transactions may increase fluctuations in the market value of the Fund's assets and may be viewed as a form of leverage. The Fund may invest up to 33-1/3% of its total assets in reverse repurchase agreements.

Inverse Floaters. In an effort to curtail interest expense, a municipality may issue two variable rate instruments in lieu of a single long-term, fixed rate bond. While the interest rate on one instrument (the floater) is designed to reflect changes in short-term interest rates, the interest rate on the other instrument (the inverse floater) reflects the approximate rate the issuer would have paid on the fixed rate bond, multiplied by two, minus the interest rate paid on the short-term instrument. Depending on market availability and the structure utilized, the two variable rate instruments may be combined in the secondary market to form a single fixed rate bond. Additionally, the short -term floater rate in many inverse floater structures is established by the use of a "Dutch auction" process whereby potential purchasers of the floaters bid an interest rate for the ensuing variable rate period. The purchasers of the floaters generally have no tender facility entitling them to tender their floaters at the end of each variable rate period. Thus, the success of the Dutch auction is heavily dependent upon the belief of investors that ensuing Dutch auctions will produce potential purchasers of the floaters. If a Dutch auction produces insufficient bidders to purchase all of the floaters, the result would be an artificial increase in the short-term rate, thereby reducing the rate paid on the inverse floater. The market for inverse floaters, a type of derivative security, is relatively new, and there is no guarantee that the Adviser will find a ready buyer for inverse floaters, or that it will have the means to combine a floater with its companion inverse floater when it determines that this is desirable as a matter of investment strategy.

Other inverse floaters are structured by issuing a variable rate bond with a complex formula which generally arrives at a rate similar to that described in the preceding paragraph. These formulas generally involve the use of interest rate indices in calculating the amount of the interest payment to be made.
These structures generally involve an interest rate swap between the issuer and a third party which results in a fixed interest rate for the issuer. In certain instances, the swap can terminate, which can have the effect of transforming the inverse floater into a fixed rate obligation. Depending upon the surrounding circumstances, these events could increase or decrease the value of the securities in the Fund's portfolio.

Limitations on Futures and Options Transactions. The Fund has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the Commodity Futures Trading Commission (CFTC) and the National Futures Association, which regulate trading in the futures markets. The Fund intends to comply with Section 4.5 of the regulations under the Commodity Exchange Act, which limits the extent to which the Fund can commit assets to initial margin deposits and option premiums.

In addition to the above limitations, the Fund will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the Fund's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the Fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the Fund would exceed 5% of the Fund's total assets. These limitations do not apply to options attached to, or acquired or traded together with, their underlying securities and do not apply to securities that incorporate features similar to options.

The above limitations on the Fund's investments in futures contracts and options, and the Fund's policies regarding futures contracts and options discussed elsewhere in this Statement of Additional Information may be changed as regulatory agencies permit.

Futures Contracts. When the Fund purchases a futures contract, it agrees to purchase a specified underlying instrument at a specified future date. When the Fund sells a futures contract, it agrees to sell the underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the Fund enters into the contract. Some currently available futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, and some are based on indices of securities prices, such as the Bond Buyer Municipal Bond Index. Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.

The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase the Fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if the Fund had purchased the underlying instrument directly. When the Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

Futures Margin Payments. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is helduntil the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker known as a futures commission merchant (FCM), when the contract is entered into. Initial margin deposits are equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of the Fund's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of the Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the Fund.

Purchasing Put and Call Options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right the Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option.
If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises the option, it completes the sale of the underlying instrument at the strike price. The Fund may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs). The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

Writing Put and Call Options. When the Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the Fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. When writing an option on a futures contract the Fund will be required to make margin payments to an FCM as described above for futures contracts. The Fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option the Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

If security prices rise, a put writer would generally expect to profit, although the gain would be limited to the amount of the premium received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Writing a call option obligates the Fund to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.


Combined Positions. The Fund may purchase and write options in combination with each other, or in combination with futures contracts, to adjust the risk and return characteristics of the overall position. For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Correlation of Price Changes. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match the Fund's current or
anticipated investments exactly.   The Fund may invest in options and futures
contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests -- for example, by hedging intermediate-term securities with a futures contract based on an index of long-term bond prices -- which involves a risk that the options or futures position will not track the performance of the Fund's other investments.

Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

Liquidity of Options and Futures Contracts. There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for the Fund to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require the Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Fund's access to other assets held to cover its options or futures positions could also be impaired.

OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the Fund greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

Asset Coverage for Futures and Options Positions. The Fund will comply with guidelines established by the Securities and Exchange Commission with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

	INVESTMENT RESTRICTIONS

As a matter of fundamental policy, neither Fund may:

(1)	lend any security or make any other loan if, as a result, more than
33 1/3% of its total assets would be loaned to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements;

(2)	purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or tax-exempt obligations issued or guaranteed by a U.S. territory or possession or a state or local government, or a political subdivision of any of the foregoing) if, as a result, 25% or more of the Fund's total assets would be invested in securities of issuers whose principal business activities are in the same industry;

(3)	borrow money, except that each Fund may borrow money from a bank for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed this amount will be reduced within three business days to the extent necessary to comply with this limitation. Neither Fund will purchase any security while borrowings (including reverse repurchase agreements) representing more than 5% of its total assets are outstanding;

(4)	issue senior securities, except as permitted under the Investment
Company Act of 1940;

(5)	underwrite the securities of other issuers, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of portfolio securities;

(6)	purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Funds from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

(7)	make investments for the purpose of exercising control over the issuer;

(8)	purchase or sell commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the ShortTerm Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities);

With respect to each Fund, the following investment limitations are not fundamental and may be changed by the Board of Trustees without prior shareholder approval.

(1)	The Funds do not currently intend to purchase any security if, as a result, more than 15% (10% in the case of the Money Fund) of its net assets would be invested in securities that are illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

(2)	The Funds do not currently intend during the coming year to sell securities short, unless they own or have the right to obtain without payment of additional compensation securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

(3)	The Funds do not currently intend during the coming year to make loans, but this limitation does not apply to purchases of debt securities or entry into repurchase agreements.

(4)	The Funds do not currently intend during the coming year to purchase securities on margin, except that the Funds may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

In identifying the issuer of a security, the Adviser will consider the entity or entities responsible for payment of interest and repayment of principal and the source of such payments; the way in which assets and revenues of an issuing political subdivision are separated from those of other political entities; and whether a governmental body is guaranteeing the security.





	SPECIAL CONSIDERATIONS CONCERNING FLORIDA

The Florida Economy

Florida's business-friendly regulations and congenial natural environment have been the catalysts for its diverse economic success. Florida's appeal as both a retirement and growth state has allowed the expansion of its population to consistently outpace the national average. The State's population has grown dramatically since 1980, ranking it fourth among the 50 states with an April 1, 1997 estimate of 14.7 million. In the 1980's, Florida had an average annual population rate increase of approximately 3%, compared to approximately 1% for the United States as a whole. However, this rate has somewhat tapered the past eight years with growth averaging 1.8%, compared to a national average growth rate of 1%. Since 1991, non-farm employment in the State has increased 21.2%, while the nation increased 12.9%.


Florida's job creation rate has continued to outperform the growth in its labor force. The State's trade related businesses account for 26% of nonagricultural employment with international trade contributing significantly to Florida's employment growth. Imports to and exports from the State have increased steadily in recent years, so much that the State's international trade sector accounts for a larger share of Florida's economy than does tourism. Manufacturing jobs in Florida are concentrated in the area of high-tech and value-added sectors, such as electrical and electronic equipment as well as printing and publishing. Florida's proportion of manufacturing jobs at 7.5% remain about half of the Nation's at 15%. The service area has become Florida's largest and fastest growing employment sector, accounting for 35% of total non-farm employment - up from 23% in 1980. Due to the large concentration of jobs within this sector, however, the personal income rate could slow throughout the State and expose Florida's economy to broad-based economic contractions.
 A greater diversification of Florida's employment base could possibly de-emphasize the adverse effects that a severe economic contraction might have on the State.


The State's 1997 unemployment rate was 4.8%, down from 8.2% in 1992. Through the 1980's and since 1995, Florida's unemployment rate has been lower than the national average. The State's non-farm job creation rate is approximately twice that of the Nation's, having increased 21.2% since 1991 compared to 12.9% for the Nation. The current unemployment rate is below the average rate of unemployment for Florida for the period 1980-1994. Accordingly, Florida's personal income has risen above the United States' average. The State's income basis is different from the norm in that it derives much of its revenue through property income and transfer payments. The increasingly diverse nature of the State's economy is further reflected in its unique tourism industry. Tourist arrivals rose throughout 1997 to 47 million people. However, tourism is vulnerable to negative events which may have an unfavorable impact on the State's economy. As always, weather-related incidents, such as hurricanes or freezes, continue to represent a potential risk to the State and its economic well-being every year.

Given its geographical location and involvement in foreign trade, Florida is fast becoming the commerce, communications, and transportation link to Latin America. As more of these nations open their economies to free trade, the State's economy as a whole may increasingly become exposed to international events. Florida has also attained recognition as a business and financial hub to South America as numerous international banks and corporations have established offices within its borders.

The ability of the State and its local units of government to repay indebtedness may be affected by numerous factors which have an impact on the economic vitality of the State in general and the particular region of the State in which the issuer of the debt is located. The State economy has been dependent in part on the phosphate industry (Florida provides over 80% of the nation's phosphate), the tourism and construction industries, and is sensitive to trends in those sectors. South Florida may be affected by international trade and currency imbalances and by economic dislocations in Central and South America due to its geographical location and its involvement with foreign trade, tourism, and investment capital. The central portion of the State is impacted by problems in the agricultural sector, particularly with regard to the citrus and sugar industries. Short-term adverse economic conditions may be created in these areas, and in the State as a whole, due to crop failures, severe weather conditions,or other agriculture-related problems. The State's fresh water aquifers in the coastal areas of the southern and central portions of Florida are at extremely low levels; it has yet to be determined what impact this may have on the State economy. National defense cutbacks may also negatively affect Florida's economy, as much of the State's manufacturing base is in defense -related industries. Although the State of Florida does not have a defense -dependent economy, there are geographical regions in the State that are economically linked to defense spending. Any reduction in such spending may cause military bases to close. Such closures could have an adverse effect on the local economies, as there could be a reduction in both military and civilian jobs.

State Finances

General. The State prepares an annual budget each year which is presented to the Governor and Legislature for approval. The State Constitution and Statutes mandate that the State budget as a whole, and each separate fund within the State budget, be kept in balance from currently available revenues during each State fiscal year (July 1 through June 30). The Governor and the Comptroller are responsible for ensuring that sufficient revenues are collected to meet appropriations and that no deficit occurs in any State fund.

The financial operations of the State covering all receipts and expenditures are maintained through the use of three types of funds: the General Revenue Fund, Trust Funds, and Working Capital Fund. The General Revenue Fund receives the majority of the State's tax revenues, and moneys in the General Revenue Fund are expended pursuant to appropriations acts. Revenues in the General Revenue Fund exceeding the amount needed to meet appropriations may be transferred to the Working Capital Fund. The Trust Funds consist of moneys received by the State which, under law or trust agreement, are segregated for a purpose authorized by law.

State Revenue Breakdown. Revenues for governmental funds increased 2.7% over the previous year to $33 billion, while expenditures for governmental fund types totaled $31.5 billion in fiscal year 1997, a 0.2% increase from the previous year. As of June 30, 1997, the General Revenue Fund totaled $15.2 billion, an increase of 3.9% from the prior year.


For fiscal year ended June 30, 1997, the State derived approximately 67% of its total revenues for all governmental fund types from State taxes. Federal grants and other special revenues accounted for the remaining revenues. The greatest single source of tax receipts in the State is the sales and use tax. For the fiscal year ended June 30, 1997, receipts from the sales and use tax totaled $12.09 billion, an increase of approximately 5.5% over fiscal year 1996. The second largest source of State tax receipts is the tax on motor fuels. Receipts from the taxes on motor fuels are almost entirely dedicated to Trust Funds for specific purposes and are not included in the General Revenue Fund. For the fiscal year ended June 30, 1997, collections of this tax totaled $2.01 billion, an increase of approximately 30% over the previous year.


The State does not impose a personal income tax or ad valorem taxes on real property or tangible personal property. Any such tax by the State would require an amendment to the State Constitution. The State does impose a corporate income tax on the net income of corporations, organizations, associations, and other artificial entities for the privilege of conducting business, deriving income or existing within the State. For the fiscal year ended June 30, 1997, receipts from the corporate income tax totaled $1.36 billion, an increase of over 17% from fiscal year 1996. The Alcoholic Beverage Tax, an excise tax on beer, wine, and liquor, totaled $447 million in fiscal year 1997 representing a decrease of approximately 17% from the preceding year. The Documentary Stamp Tax collections totaled $844 million during fiscal year 1997, an increase of approximately 8.9% over fiscal year 1996.

State Debt. The State, by Constitution, may not issue debt obligations to fund governmental operations. In general, the State Constitution authorizes the State to issue bonds pledging the full faith and credit of the State to finance or refinance State capital projects upon the approval of the electors provided that the total outstanding principal amount shall not exceed 50% of the total tax revenues of the State for the two preceding fiscal years. Revenue bonds issued by the State must be payable solely from funds derived from sources other than State tax revenues.

The State Constitution has exceptions to the general provisions regarding the full faith and credit pledge of the State which authorize the pledge of the full faith and credit of the State. Such exemptions, which do not require electorate approval, are subject to specific coverage requirements in regards to certain road projects, county education projects, State higher education projects, the State system of public education, construction of air and water pollution control and abatement facilities, solid waste disposal facilities, and certain other water facilities.

Local Government Finances

General. Local governments in Florida receive their revenues from a combination of ad valorem taxes on real estate and tangible personal property, locally imposed excise taxes, shared revenue from State-imposed excise taxes, and local user fees. Under the State Constitution, ad valorem taxes may not be levied by counties, municipalities, school districts, and water management districts in excess of the following respective millages upon the assessed value of real estate and tangible personal property: 10 mills for all county purposes; 10 mills for all municipal purposes; 10 mills for all school purposes; and either
0.05 mills or 1.0 mills, depending upon geographic location, for water management purposes. (Note: one mill equals one-tenth of one cent.) These millage limitations do not apply to taxes levied for payment of bonds and taxes levied for periods not longer than two years when authorized by a vote of the electors. Under State law, counties may create Municipal Service Taxing Units ("MSTUs") which have authority to levy up to 10 mills of ad valorem taxes for municipal purposes in incorporated areas of the county. Counties and municipalities may levy special assessments against real property provided the property receives a benefit equal to or greater than the amount of the assessment. Assessments, when utilized properly, are not subject to the millage limitations set forth above.

The State Constitution and Statutes provide for the exemption of homesteads from all taxation, except for assessments for special benefits, up to a specific amount of the assessed valuation of the homestead. This exemption is available to every person who has the legal or equitable title to real estate and maintains thereon his or her permanent home. All permanent residents of the State are currently entitled to a $25,000 homestead exemption from levies by all taxing authorities, however, such exemption is subject to change upon voter approval.

In November 1992, the Florida Constitution was amended to limit increases in the just assessed value of homestead property to 3% or the increase in the Consumer Price Index during the relevant year, whichever is less. If the property changes ownership or homestead status, it is to be re-valued at full just value on the next tax roll. The amendment became effective January 1, 1993 and began affecting homestead property valuations January 1, 1994. The amendment did not alter any of the millage rates described above. Since municipalities, counties, school districts and other special purpose units of local governments with power to issue general obligation bonds have authority to increase the millage levy for voter approved general obligation debt to the amount necessary to satisfy the related debt service requirements, the amendment is not expected to adversely affect the ability of these entities to pay the principal of or interest on such general obligation bonds. However, those local government units whose operating millage levies are approaching the Constitutional cap and whose tax base consists largely of residential real estate, may, as a result of the above-described amendment, need to place greater reliance on non-ad valorem revenue sources to meet their operating budget needs, or reduce expenditures.

Intergovernmental Revenues. A significant portion of county and city revenues in the State are derived from various excise taxes which are collected by the State and then shared with local governments according to specific formulas under several statutorily established revenue sharing programs. The most significant of these programs are the half-cent sales tax program, municipal and county revenue sharing programs, and local option gas tax programs. The revenues from these three programs are collected by the State and remitted to counties and cities throughout the State according to the formulas for each program. As mentioned above, all of these programs are dependent upon excise taxes, including sales taxes, gas taxes, cigarette taxes and intangible taxes. Accordingly, the amount of revenues collected under these programs is subject to economic cycles and changes in spending patterns.

Local Debt. The State Constitution provides that counties, school districts, municipalities, special districts, and local governmental bodies with taxing powers may issue debt obligations payable from ad valorem taxation and maturing more than 12 months after issuance, only (i) to finance or refinance capital projects authorized by law, provided that electorate approval is obtained; or
(ii) to refund outstanding debt obligations and interest and redemption premium thereon at a lower net average interest cost rate.

Counties, municipalities, and special districts are authorized to issue revenue bonds to finance a variety of self-liquidating projects pursuant to the laws of the State. Such revenue bonds are to be secured by and payable from the rates, fees, tolls, rentals, and other charges for the services and facilities furnished by the financed projects. Under State law, counties and municipalities are permitted to issue bonds payable from special tax sources for a variety of purposes, and counties, municipalities, and special districts may issue special assessment bonds. A more complete description of the types of debt obligations incurred by governmental entities in Florida is included below under "Types of Indebtedness".



TYPES OF INDEBTEDNESS

Set forth below is a brief summary of various types of securities which are commonly issued in Florida and which the Funds expect to purchase in their respective portfolios. Neither the list, nor the risks outlined, are intended to be comprehensive or all inclusive, but rather are intended to give a general description of the types of securities owned by the Funds and the types of risks associated with such securities.

Ad Valorem Indebtedness

General Obligation Bonds. In Florida, general obligation bonds, which are secured by a pledge of the full faith, credit and taxing power of the governmental entity in question, can only be issued after a referendum is held in which a majority of the voters in the jurisdictional limits of the jurisdiction issuing such bonds approves the issuance of such bonds.

Revenue Bonds

Special Assessment Bonds. Special assessment bonds are revenue bonds secured by taxes assessed and levied against real property. The taxes are legally enforceable to the extent that the property receives a benefit of equal or greater value than the amount of the assessment. In addition to these risks, special assessment bonds depend upon timely payment of taxes by all property holders whose properties have been assessed.

Water and Sewer Revenue Bonds. Water and sewer revenue bonds are generally secured by water and sewer system revenues, including user fees, connection fees, and in some instances impact fees. User fees generally represent the monthly bills paid by consumers; connection fees represent the fees paid by a new customer of the system at the time the customer is connected to the system; and impact fees represent fees paid by developers in connection with the development of real property to pay the actual cost incurred by the water and sewer system in connection with constructing or maintaining capacity for customers when they are actually connected as a result of the development of the property in question. All water and sewer system revenue bonds are subject to the risk of future regulation which could require expensive additions or modifications to existing systems. Water and sewer system revenue bonds generally contain legal covenants requiring the system to be maintained and operated in compliance with all existing and future regulations, and a covenant that the system will charge fees in an amount sufficient to cover all operation, maintenance, and debt service costs.

Electric Utility Bonds. Electric utility bonds are generally secured by the revenues of an electric utility system, and in some instances can be secured by a mortgage against assets of an electric utility system. The revenue bonds are generally subject to risks associated with declining revenues, including a declining customer base or environmental regulations resulting in increased capital or operational costs. Revenue bonds and mortgage bonds are subject to risks associated with destruction of capital facilities (through force majeure or otherwise), environmental regulations and competitive developments rendering specific capital facilities obsolete.

Solid Waste Revenue Bonds. Sold waste revenue bonds are secured by revenues associated with the operation of a solid waste disposal system. These revenues generally take two forms: special assessments or tipping fees. To the extent that solid waste revenue bonds are secured by tipping fees, they are subject to the risks described below relating to flow control.

Generally, bonds which are secured by solid waste system revenues depend upon local governmental requirements that all waste generated within the jurisdictional boundaries of the local government be disposed of at facilities owned by the local government. To the extent these requirements known as "flow control" are not legally enforceable, the waste generated within the local government's jurisdictional boundaries may be diverted to other disposal sites, diluting the revenues available to the local government to pay operating and debt service costs. Recent court cases in certain jurisdictions in Florida and elsewhere have declared certain flow control provisions unenforceable.

To the extent that solid waste revenue bonds are secured by special assessments, the risks associated with the enforceability of flow control ordinances are minimized, although an assessed property holder could argue that an assessment is not supported by a benefit and is therefore unenforceable. Otherwise, sold waste revenue bonds which are secured by special assessments are generally subject to the same risks as other special assessment bonds. In addition, the area of disposal of solid waste is subject to extensive regulation at the Federal, state and local level. All solid waste systems are subject to risks that future regulations will require them to change their method of waste disposal, which changes could prove prohibitively expensive. Solid waste system revenue bonds generally contain legal covenants that the system will be operated in compliance with all applicable regulations, and that assessments or tipping fees will be charged at a level sufficient to pay debt service on outstanding bonds.

Excise Tax Revenue Bonds. Excise tax revenue bonds are generally secured by one or more excise tax revenues. In Florida, local and State governments have available to them a wide variety of excise taxes which can be pledged to secure bonds. These include, but are not limited to, sales tax, tourist development tax, gas tax, and guaranteed entitlement. The sales tax as a revenue source is particularly sensitive to economic trends, and the tax generated on an annual basis can decline in economic downturns. Additionally, the sales tax is divided among local governments by the State according to a formula that is subject to future legislative change. This formula can also result in certain local governments (particularly counties) receiving a smaller percentage of the tax as a result of the incorporation of municipalities within the county. Such an event can result in a significant portion of a county's share of the sales tax being diverted in the future to a new municipality. Tourist development taxes are taxes assessed against the occupancy of hotel or motel rooms. The revenues generated from this tax are particularly sensitive to downturns in tourist activity, business travel and business activity within the State. The revenues generated from gas taxes are subject to decline in the event of a decline in the use of gasoline for any reason, including declining economic or tourist activity, development of new methods of transportation, development of alternative fuel sources, or other similar factors. The guaranteed entitlement revenue is a revenue sharing device by which the State of Florida collects various excise taxes (primarily cigarette taxes and gas taxes), which tax revenues are divided pursuant to a formula among various local governments.
Each local government is guaranteed a certain amount of tax revenue by the State, provided the revenues collected from the tax sources are sufficient to cover the guarantee. While this excise tax is generally viewed as the strongest possible excise tax available to local governments for a pledge, because of the guaranteed status, it is subject to risk of future declines in the revenue sources themselves.

Housing Bonds. Housing bonds are generally issued for two distinct purposes: single family housing and multifamily housing. Single family mortgage revenue bonds are issued for the purpose of funding mortgage loans to assist low to moderate income persons in the purchase of single family dwellings. These bonds are dependent upon the timely payment of mortgages by all or the vast majority of home owners, as well as the continued financial health of primary mortgage insurance providers, casualty insurance providers, and mortgage pool insurance providers, all of which may be utilized by the issuer to create a more credit worthy investment. Additionally, single family mortgage revenue bonds are subject to prepayment risk, since mortgage prepayments by the home owners will result in prepayments of the bonds in question. Multifamily housing revenue bonds are secured by one or more multifamily housing projects, and/or the revenues generated by such projects. These bonds are generally subject to the continued financial feasibility of a multifamily project over a long period of time, and are therefore subject to risks of economic downturns, and other similar factors which can adversely effect the financial feasibility of a multifamily project.

Dormitory revenue bonds are very similar to multifamily housing revenue bonds in that they finance the acquisition or construction of dormitories, and are secured by the dormitories and revenues generated therefrom.

Annual Appropriation Bonds

Covenant to Budget and Appropriate. Covenant to Budget and Appropriate Bonds involve no specific revenue pledge by the issuer, but rather an unsecured promise to budget for and make debt service payments from any legally available non-ad valorem revenues. Risks associated with these obligations include future issuance of debt secured by available non-ad valorem revenues, diluting the available pool of revenues for payments of debt service on the covenant bonds and future increases in the issuer's operating costs which would dilute the available revenues for payment of debt service on the covenant bonds.

The foregoing information regarding the State and its local units of government constitutes only a brief summary and does not purport to be a complete description of the matters covered. This summary is based partly upon information drawn from publicly available governmental reports and has not been independently verified.


	PORTFOLIO TRANSACTIONS

All orders for the purchase or sale of portfolio securities are placed on behalf of the Funds by the Adviser. Securities purchased and sold by the Funds may be subject to the payment of commissions. In selecting broker-dealers, subject to applicable limitations of the federal securities laws, the Adviser will consider various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer firm; the broker-dealer's execution services rendered on a continuing basis; and the reasonableness of any commissions.

The Funds may execute portfolio transactions with broker-dealers who provide research and execution services for other accounts over which the Adviser exercises investment discretion. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing, or selling securities; the availability of securities or the purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The selection of such broker-dealers is generally made by the Adviser (to the extent possible consistent with execution considerations) based upon the quality of research and execution services provided.

The receipt of research from broker-dealers that execute transactions on behalf of the Funds may be useful to the Adviser in rendering investment management services to the Funds or its other clients, and, conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other clients of the Adviser may also be useful to the Adviser in carrying out the Adviser's obligations to the Funds.

Subject to applicable limitations of the federal securities laws, broker-dealers may receive commissions for agency transactions that are in excess of the amount of commissions charged by other broker-dealers in recognition of their research and execution services. In order to cause the Funds to pay such higher commissions, the Adviser must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and research services provided by such executing broker-dealers, viewed in terms of a particular transaction or the Adviser's overall responsibilities to the Funds and its other clients. In reaching this determination, the Adviser will not attempt to place a specific dollar value on the brokerage and research services provided, or to determine what portion of the compensation should be related to those services.

The Adviser is authorized to use research services provided by and to place portfolio transactions with brokerage firms that have provided assistance in the distribution of shares of the Funds to the extent permitted by law.

When two or more funds advised by the Adviser are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in accordance with a formula considered by the officers of the Funds involved to be equitable to each Fund. In some cases, this system could have a detrimental effect on the price or value of the security as far as a fund is concerned. In other cases, however, the ability of the Funds to participate in volume transactions will produce better executions and prices for the Funds. It is the current opinion of the Trustees that the desirability of retaining the Adviser to the Funds outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.

For the fiscal year ended April 30, 1996, the Money Market Fund and the ShortTerm Fund paid $766 and $4,025, respectively, in brokerage fees. For the fiscal year ended April 30, 1997, the Money Market Fund and the ShortTerm Fund paid $1,331 and $4,012, respectively in brokerage fees. For the fiscal year ended April 30, 1998, the Money Market Fund and the Short Term Fund paid $950 and $861, respectively in brokerage fees. All of such fees were paid to the Adviser who executed such transaction.

	VALUATION OF PORTFOLIO SECURITIES

ShortTerm Fund. Valuations of portfolio securities furnished by the pricing service employed by the ShortTerm Fund are based upon a computerized matrix system or appraisals by the pricing service, in each case in reliance upon information concerning market transactions and quotations from recognized municipal securities dealers. The methods used by the pricing service and the quality of valuations so established are reviewed by officers of the Fund and the Adviser under the general supervision of the Board of Trustees. There are several pricing services available, and the Trustees, or officers acting on behalf of the Trustees, on the basis of on-going evaluation of these services, may use other pricing services or discontinue the use of any pricing service in whole or in part.

Money Fund. The Money Fund values its investments on the basis of amortized cost. This technique involves valuing an instrument at its cost as adjusted for amortization of premium or accretion of discount rather than its value based on current market quotations or appropriate substitutes which reflect current market conditions. The amortized cost value of an instrument may be higher or lower than the price the Money Fund would receive if it sold the instrument.

Valuing the Money Fund's instruments on the basis of amortized cost and use of the term "money market fund" are permitted by Rule 2a-7 under the 1940 Act. The Money Fund must adhere to certain conditions under Rule 2a-7.

The Board of Trustees of the Money Fund oversees the Adviser's adherence to SEC rules concerning money market funds, and has established procedures designed to stabilize the Money Fund's NAV at $1.00. At such intervals as they deem appropriate, the Trustees consider the extent to which NAV calculated by using market valuations would deviate from $1.00 per share. If the Trustees believe that a deviation from the Money Fund's amortized cost per share may result in material dilution or other unfair results to shareholders, the Trustees have agreed to take such corrective action, if any, as they deem appropriate to eliminate or reduce, to the extent reasonably practicable, the dilution or unfair results. Such corrective action could include selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; redeeming shares in kind; establishing NAV by using available market quotations; and such other measures as the Trustees may deem appropriate.

During periods of declining interest rates, the Money Fund's yield based on amortized cost may be higher than the yield based on market valuations. Under these circumstances, a shareholder in the Money Fund would be able to obtain a somewhat higher yield than would result if the Fund utilized market valuations to determine its NAV. The converse would apply in a period of rising interest rates.

	PERFORMANCE

The Funds may quote performance in various ways. All performance information supplied by the Funds in advertising is historical and is not intended to indicate future results. The ShortTerm Fund's share price and both Funds' yields and total returns fluctuate in response to market conditions and other factors. The value of the ShortTerm Fund's shares when redeemed may be worth more or less than their original cost.

Yield Calculations. To compute the Money Fund's yield for a period, the net change in value of a hypothetical account containing one share reflects the value of additional shares purchased with dividends from the one original share and dividends declared on both the original share and any additional shares.
The net change is then divided by the value of the account at the beginning of the period to obtain a base period return. This base period return is annualized to obtain a current annualized yield. The Money Fund may also calculate a compound effective yield by compounding the base period return over a one-year period. In addition to the current yield, the Money Fund may quote yields in advertising based on any historical seven-day period. Yields for the Money Fund are calculated on the same basis as other money market funds, as required by regulation. For the seven day period ended April 30, 1998, the yield for the Money Fund was 3.62% and its effective yield was 3.68%.


The ShortTerm Fund's yields used in advertising are computed by dividing the Fund's interest income for a given 30-day or one-month period (net of expenses), calculated on each day's market value, by the average number of shares entitled to receive dividends during the period, and expressing the result of the Fund's share price at the end of the period, and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purposes of the Fund's yield quotations in accordance with standardized methods applicable to all stock and bond funds. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis. Capital gains and losses generally are excluded from the calculation. For the 30-day period ended April 30, 1998, the yield for the ShortTerm Fund was 4.02%.

Income calculated for purposes of determining the ShortTerm Fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding of income assumed in yield calculations, the Fund's yield may not equal its distribution rate, the income paid to your account, or the income reported in the Fund's financial statements.

The following table illustrates the approximate yield an investment which produces income subject to federal income tax would need to generate in order to equal the yield of an investment that is exempt from the federal income tax based on current 1998 Tax Rates.


	Tax Equivalent Yields


Taxable Income             Federal Tax Rate(1)    A Tax-Exempt Yield of:(2)
                                                  3%    4%    5%     6%    7%

Single Return      Joint Return                      Is Equivalent to a
                                                    Taxable Yield of:(3)


$25,350-$61,400 $42,350-$102,300        28%     4.17%  5.56% 6.94%  8.33% 9.72%

$61,400 - $128,100 $102,300 - $155,950  31%     4.35%  5.80% 7.25%  8.70% 10.14%

$128,100 - $278,450 $155,950 - $278,450 36%     4.69%  6.25% 7.81%  9.38% 10.94%

$278,450 & above    $278,450 & above    39.6%   4.97%  6.62% 8.28%  9.93% 11.59%

(1)	Tax rates are based on current 1998 federal tax tables and this table is based upon marginal tax rates. Depending upon individual circumstances, a shareholder's effective tax rate generally will differ from his or her marginal rate.

(2)	The table does not give effect to the federal alternative minimum tax, if applicable, and assumes no net capital gains were realized in the tax year.

(3)	The tax equivalent yield is computed by dividing the tax-exempt yield by 1 minus the tax rate, and does not take into account the Florida Intangible Tax. Florida's Intangible Tax rates for 1998 are as follows:





Intangible Assets
as of January 1, 1998
                                                    Intangible Tax Rate
                Single Return      Joint Return

              $20,000 or less     $40,000 or less          N/A

              $20,001 - $100,000  $40,001 - $200,000      .10%

                over $100,000       over $200,000         .20%

This table is for illustrative purposes only and is not indicative of any Fund's actual yield. While it is expected that the Funds will invest principally in obligations the interest on which will be exempt from federal income tax, the Funds may make investments that generate taxable income and gains. This illustration is based upon certain assumptions and calculations are based upon investments that are 100% federally tax free. Investors should consult their own tax advisers with respect to the tax implications of an investment in the Fund(s).

For the 30-day period ended April 30, 1998, the tax equivalent yields for the Money Fund and the ShortTerm Fund (assuming an applicable Federal tax rate of 36%) were 5.50% and 6.28%, respectively. This yield may be higher for shareholders subject to Florida's Intangible Tax.

Yield information may be useful in reviewing the Funds' performance and in providing a basis for comparison with other investment alternatives. However, the Funds' yields fluctuate, unlike investments that pay a fixed interest rate over a stated period of time. When comparing investment alternatives, investors should also note the quality and maturity of the portfolio securities of the respective investment companies they have chosen to consider.

Investors should recognize that, in periods of declining interest rates, the Funds' yields will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, the Funds' yields will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to the Funds from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of the Funds' holdings, thereby reducing the Funds' current yields. In periods of rising interest rates, the opposite can be expected to occur.

Total Return Calculations. Total returns quoted in advertising reflect all aspects of a Fund's returns, including the effect of reinvesting dividends and capital gain distributions (if any), and any change in the ShortTerm Fund's NAV over the period. Average annual total returns are calculated by determining the growth or decline in value of a hypothetical historical investment in a fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the entire period. For example, a cumulative return of 100% over 10 years would produce an average annual return of 7.18%, which is the steady annual rate that would equal 100% growth on a compounded basis in 10 years. While average annual total returns are a convenient means of comparing investment alternatives, investors should realize that a Fund's performance is not constant over time, but changes from year to year, and that average annual total returns represent averaged figures as opposed to actual year-to-year performance of a Fund.

The annual total return for the ShortTerm Fund for the period from May 1, 1997 through April 30, 1998 was 5.23%.

In addition to average annual total returns, a Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns, yields, and other performance information may be quoted numerically or in a table, graph, or similar illustration and may omit or include the effect of each Fund's charges for special transactions or services. Omitting fees and charges will cause the Funds' total return figures to be higher.

The cumulative total return for the ShortTerm Fund from November 22, 1993 (commencement of operations) through April 30, 1998 was 21.04%. The average annual total return for the Fund for the same period was 4.74%.

The Funds may compare and contrast in advertising the relative advantages of investing in a mutual fund versus an individual municipal bond. Unlike tax free mutual funds, individual municipal bonds offer a stated rate of interest and, if held to maturity, repayment of principal. Although some individual municipal bonds might offer a higher return, they do not offer the reduced risk of a mutual fund that invests in many different securities. The initial investment requirements and sales charges of many tax free mutual funds are lower than the purchase cost of individual municipal bonds, which are generally issued in $5,000 denominations and may be subject to direct brokerage costs.

The Funds' performance may be compared in advertising to the performance of other mutual funds in general or to the performance of particular types of mutual funds, especially those with similar objectives. Such comparisons may be expressed as mutual fund rankings prepared by Lipper Analytical Services, Inc. ("Lipper," sometimes referred to as Lipper Analytical Services), an independent service located in Summit, New Jersey that monitors the performance of mutual funds. The Lipper performance analysis ranks funds on the basis of total return, assuming reinvestment of distributions, but does not take sales charges or redemption fees into consideration, and is prepared without regard to tax consequences.

The Money Fund may also compare its performance or the performance of securities in which it may invest to IBC's MONEY FUND REPORT, which monitors the performance of over 200 tax free money market funds. This index, which also assumes reinvestment of distributions, is published by IBC's FINANCIAL DATA, INC. of Ashland, Massachusetts 01721. Investors should consider the relevant differences in the investment objectives and policies between the Funds and money market funds in evaluating such comparisons. Specifically, money market funds invest in short-term, high-quality instruments and seek to maintain a stable $1.00 share price, while the ShortTerm Fund invests in instruments with maturities of not more than six years and its share price changes daily in response to a variety of factors.

In addition, the ShortTerm Fund's performance may be compared in advertising to the performance of unmanaged indices of municipal bond prices and yields and to representative individual municipal securities and unit investment trusts comprised of municipal securities.

From time to time, in reports and promotional literature, each Fund's performance also may be compared to other mutual funds tracked by financial or business publications and periodicals. For example, a Fund may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. In addition, a Fund may quote financial or business publications and periodicals as they relate to fund management, investment philosophy, and investment techniques. Rankings that compare the performance of the Funds to one another in appropriate categories over specific periods of time may also be quoted in advertising.

Each Fund is open for business and its NAV is calculated each day the New York Stock Exchange (NYSE) is open for trading. The NYSE has designated the following holiday closings for 1998: New Year's Day, Martin Luther King, Jr.'s Birthday (observed), President's Day (observed), Good Friday, Memorial Day (observed), Independence Day (observed), Labor Day, Thanksgiving Day and Christmas Day. Although it is expected that the same holiday schedule will be observed in the future, the NYSE may modify its holiday schedule at any time. Shares in the Funds cannot be purchased on Federal (bank) holidays or days the NYSE is closed.

The Adviser normally determines each Fund's NAV as of the close of the NYSE. However, NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the SEC.

If the Trustees determine that existing conditions make cash payment undesirable, redemption payments may be made in whole or in part in securities or other property, valued for this purpose as they are valued in computing each Fund's NAV. Shareholders receiving securities or other property on redemption may realize either a gain or loss for tax purposes and will incur any costs of sale as well as the associated inconveniences.

Pursuant to Rule 11a-3 under the 1940 Act, each Fund is required to give shareholders at least 60 days' notice prior to terminating or modifying its exchange privilege. Under the Rule, the 60-day notification requirement may be waived if (i) the only material effect of a modification would be to reduce or eliminate an administrative fee, redemption fee, or deferred sales charge ordinarily payable at the time of exchange, or (ii) a Fund suspends the redemption of shares to be exchanged as permitted under the 1940 Act or by the SEC, or the Fund to be acquired suspends the sale of its shares or because it is unable to invest amounts effectively in accordance with its investment objectives, policies and restrictions.

In the Prospectus, each Fund has notified shareholders that it reserves the right at any time, without prior notice, to refuse exchange purchases by any person or group if, in the Adviser's judgment, the Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

	DISTRIBUTIONS AND TAXES

Each Fund intends to qualify annually and elect to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If so qualified, a Fund will not be subject to federal income tax to the extent it distributes its investment company taxable income and net capital gains to its shareholders in a timely manner. To qualify as a regulated investment company, each Fund generally must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies; (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund's assets is represented by cash, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and the securities of other regulated investment companies). Additionally, a Fund must, for each taxable year, distribute to shareholders at least 90% of its investment company taxable income and at least 90% of its net tax-exempt interest income. If a Fund does not meet all of these requirements, it will be taxed as an ordinary corporation, and its distributions will be taxable to its shareholders as ordinary dividends.

Amounts, other than tax-exempt interest, not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent application of the tax, each Fund must distribute or be deemed to have distributed, with respect to each calendar year, an amount equal to the sum of: (1) at least 98% of its ordinary taxable income (not taking into account any capital gains or losses or tax-exempt interest) for the calendar year; (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a 12-month period usually ending on October 31 of the calendar year; and (3) all taxable ordinary income and capital gains for previous years that were not distributed during such years. A distribution, including an "exempt-interest dividend," will be treated as paid on December 31 of the calendar year if it is declared by a Fund in October, November, or December of that year to shareholders of record on a date in such a month and paid by that Fund during January of the following calendar year. Such distributions will be treated as received by shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

The Funds intend to manage their portfolios so that they will be eligible to pay "exempt-interest dividends" to shareholders. A Fund will so qualify if, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of state, municipal, and certain other securities, the interest on which is exempt from the regular federal income tax. To the extent that a Fund's dividends distributed to shareholders are derived from such interest income and are designated as "exempt-interest dividends" by a Fund, they will be excludable from a shareholder's gross income for regular federal income tax purposes. "Exempt-interest dividends," however, must be taken into account by shareholders in determining whether their total incomes are large enough to result in taxation of a portion of their social security benefits and certain railroad retirement benefits. Each Fund will determine periodically which distributions will be designated as exempt-interest dividends and will inform shareholders annually as to the portion of the distributions from that Fund which constitute "exempt-interest dividends."
In addition, for corporate shareholders of the Funds, "exempt-interest dividends" may comprise part or all of an adjustment to alternative minimum taxable income and constitute part of the tax base for purposes of the federal corporate environmental tax. Exempt-interest dividends that are attributable to certain private activity bonds, while not subject to the regular federal income tax, will constitute an item of tax preference for purposes of the Alternative Minimum Tax.

To the extent that a Fund's dividends are derived from its investment company taxable income (which includes interest on its taxable investments and the excess of net short-term capital gain over net long-term capital loss), they are considered ordinary (taxable) income for federal income tax purposes. Such dividends will not qualify for the dividends-received deduction for corporations. Distributions, if any, of net capital gains (the excess of net long-term capital gain over net short-term capital loss) designated by a Fund as capital gain dividends are taxable to shareholders as long-term capital gain regardless of the length of time the shareholder has owned shares of that Fund.

The tax treatment of distributions from a Fund is the same whether the dividends are received in cash or in additional shares. Shareholders receiving distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share received equal to the fair market value of a share of that Fund on the reinvestment date.

Upon redemption, sale or exchange of shares of the ShortTerm Fund, a shareholder may realize a taxable gain or loss, depending on whether the gross proceeds are more or less than the shareholder's tax basis for the shares. Dispositions of Money Fund shares will not give rise to a gain or loss if that Fund maintains a net asset value per share of one dollar. Any gain or loss generally will be a capital gain or loss if the shares of a Fund were capital assets in the hands of the shareholder, and generally will be long- or short-term, depending on the length of time the shares of the Fund were held. A loss realized by a shareholder on the redemption, sale or exchange of shares of a Fund with respect to which capital gains dividends have been paid will, to the extent of such capital gains dividends, be treated as long-term capital loss if such shares have been held by the shareholder for six months or less at the time of their disposition. Furthermore, a loss realized by a shareholder on the redemption, sale or exchange of shares of a Fund with respect to which exempt-interest dividends have been paid will, to the extent of such exempt-interest dividends, be disallowed if such shares have been held by the shareholder for six months or less at the time of their disposition. A loss realized on a redemption, sale or exchange also will be disallowed to the extent the shares disposed of are replaced (whether through reinvestment of distributions, or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

Deductions for interest expense incurred to acquire or carry shares of either Fund may be subject to limitations that reduce, defer or eliminate such deductions. This includes limitations on deducting interest on indebtedness properly allocable to investment property (which may include shares of either
Fund). In addition, a shareholder may not deduct a portion of interest on indebtedness incurred or continued to purchase or carry shares of an investment company (such as either Fund) paying exempt-interest dividends. Such disallowance would be in an amount which bears the same ratio to the total of such interest as the exempt-interest dividends bear to the total dividends, excluding net capital gain dividends received by the shareholder. Under rules issued by the Internal Revenue Service for determining when borrowed funds are considered used for the purposes of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of shares.

Certain of the debt securities acquired by the Funds may be treated as debt securities that were originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income is actually received by the Funds, original issue discount on a taxable debt security earned in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements of the Code. Original issue discount on an obligation the interest from which is exempt from federal income tax is not taxable.

Some of the debt securities may be purchased by the Funds at a discount which exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes. The gain realized on the disposition of any debt security (with a fixed maturity date exceeding one year from the date of issue) having market discount will be treated as ordinary income to the extent it does not exceed the accrued market discount on such debt security. Generally, market discount accrues on a daily basis for each day the debt security is held by a Fund at a constant rate over the time remaining to the debt security's maturity or, at the election of a Fund, at a constant yield to maturity which takes into account the semiannual compounding of interest.

Certain options and futures contracts in which the Funds may invest are "section 1256 contracts." Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses ("60/40"). Also, section 1256 contracts held by the Funds at the end of each taxable year (and, generally, for purposes of the 4% excise tax, on October 31 of each year) are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized.

The requirements relating to the Funds' qualification as a regulated investment company and the Funds' investment policies may limit the extent to which each Fund will be able to engage in transactions in options and futures contracts.

The Funds will be required to report to the Internal Revenue Service all distributions of investment company taxable income and net capital gains, and, for shares of the ShortTerm Fund, the gross proceeds from the redemption or exchange of the Fund's shares, except in the case of certain exempt shareholders. All such distributions and proceeds from a redemption or exchange may be subject to withholding of federal income tax at the rate of 31% in the case of non-exempt shareholders who fail to furnish a Fund with their taxpayer identification number, or to make required certifications regarding their status under federal income tax laws, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. If the withholding provisions are applicable, any such distributions or proceeds, whether reinvested in additional shares or taken in cash, will be reduced by the amounts required to be withheld. Backup withholding is not an additional tax. Any amounts withheld may becredited against the shareholder's federal income tax liability. Investors may wish to consult their tax adviser about the applicability of the backup withholding provisions.

A deductible "environmental tax" of 0.12% is imposed on a corporation's modified alternative minimum taxable income in excess of $2 million. The environmental tax will be imposed even if the corporation is not required to pay an alternative minimum tax because the corporation's regular income tax liability exceeds its minimum tax liability. To the extent that exempt-interest dividends paid by a Fund are included in alternative minimum taxable income, corporate shareholders may be subject to the environmental tax.

Persons who may be "substantial users" (or "related persons" of substantial users) of facilities financed by industrial development or private activity bonds should consult their tax advisers before purchasing shares of the Funds. The term "substantial user" generally includes any person who regularly uses in his or her trade or business a part of a facility financed by industrial development or private activity bonds. Generally, an individual will not be a "related person" of a substantial user under the Code unless the person or his or her immediate family owns, directly or indirectly, in the aggregate more than a 50% equity interest in the substantial user, or if the person or a member of his or her immediate family is a partner in a partnership or is a shareholder in a so-called "S corporation" which is a substantial user.


General Information

The foregoing is only a summary of certain tax considerations generally affecting each Fund and its shareholders, and is not intended as a substitute for careful tax planning. Amounts distributed by the Funds may be subject to state and local personal income and other taxes in states other than Florida, as well as federal income taxes. Investors who are not U.S. persons may be subject to special rules that differ significantly from those described herein. Shareholders are urged to consult their tax advisers with specific reference to their own federal, state and local tax situations.

	THE INVESTMENT ADVISER

William R. Hough & Co. ("WRH") has been engaged in the municipal bond industry
for over 30 years.   At present, its principal operating activities include
underwriting of municipal securities, providing financial advisory services to government issuers in the State of Florida, extensive trading of municipal securities, and serving as the transfer and shareholder servicing agent and Adviser to The Hough Group of Funds.

The affiliates of WRH are involved in the following: WRH Mortgage, Inc. purchases, originates, sells, securitizes, restructures and refinances mortgage loans and engages in various asset purchases; WRH Properties, Inc. was formed to hold interests in real property; and Republic Bank of Clearwater, a state chartered commercial bank.

	TRUSTEES AND OFFICERS

The Trustees and executive officers of the Trust are listed below. All persons named as Trustees and officers may also serve in similar capacities for other funds managed by the Adviser. Unless otherwise noted, the business address of each Trustee and officer is 100 Second Avenue South, Suite 800, St. Petersburg, Florida 33701, which is also the address of the Adviser. Those Trustees who are "interested persons" (as defined in the 1940 Act) by virtue of their affiliation with the Adviser, are indicated by an asterisk (*).

W. Robb Hough, Jr.*, Trustee since 1993, President since 1995 and Chairman since 1993, age 45, is President and a shareholder of William R. Hough & Co., which is engaged in the general securities industry including municipal bond business and which provides underwriting and financial advisory services to issuers in the state of Florida and which acts as adviser, distributor and transfer agent on behalf of The Hough Group of Funds. He previously practiced law in Texas and is a member of the National Association of Bond Lawyers.


Daniel Calabria, Trustee, age 63, was President of the Fund and an officer and a shareholder of William R. Hough & Co. from June 1993 to February 1995. From June 1986 to November 1992, he was President and Chief Executive Officer and Director of Templeton Funds Management Corporation, Templeton Funds Distributor, Inc. and Templeton Funds Trust Company, which are the business manager, distributor and transfer agent, respectively, for the Templeton Funds. He was Vice President of all of the U.S. Templeton Mutual Funds. Since 1969, he has served in an executive capacity for several mutual fund organizations. He currently serves as Trustee for IDEX Series of Funds and Director of ASM
Index 30 Funds.


James T. Lang, Trustee, age 76, is Chief Financial Officer and Treasurer of the World Trade Center Tampa Bay. He is a past president of the Florida Institute of Certified Public Accountants, a former partner in Alexander Grant and Company, an international accounting firm, and served as Vice President of the former Florida National Bank.


William C. James, Trustee, age 71, private investor, previously served as President of The Florida National Bank at St. Petersburg from 1972 to 1984 and was a member of the Board of Directors of Florida National Banks of Florida, Inc. from 1975 to 1982. Previously, he was the Senior Vice President and a Director of The Florida National Bank and Trust Co. in Miami. Mr. James formerly served as Chairman, Group 4 of the Florida Bankers Association.


C.W. McKee, Trustee, age 74, was the Executive Vice President and Chief Financial Officer of Florida Progress from 1982 until retirement in August 1989. In addition, he served as a director of Florida Progress until April 1993. He also served as Chairman to the Accounting Division Advisory Committee and Executive Committee of the Edison Electric Institute and the Accounting and Finance Division Executive Committee of the Southeastern Electric Exchange.


William R. Hough, Vice President of the Funds, age 71, is Chairman of the Board and a shareholder of William R. Hough & Co. and Chairman of its Portfolio Management Committee. Mr. Hough is the father of W. Robb Hough, Jr.


Robyn I. Fiel, Vice President, age 37, is a Vice President and a member of the Portfolio Management Committee of William R. Hough & Co. Ms. Fiel holds an M.B.A. degree and was formerly an associate director at Standard & Poor's Corp. in New York.


John W. Waechter, Treasurer and Vice President, age 46, is Executive Vice President, Director, Chief Financial Officer and a shareholder of William R. Hough & Co. and is a Certified Public Accountant. He has served on a number of municipal operations advisory committees for industry associations, including the National Securities Clearing Corporation and the Depository Trust Company. He also participated on the Professional Qualifications Advisory Committee for the Municipal Securities Rulemaking Board.


Peter C. Jordan, Controller and Assistant Treasurer, age 37, is a Vice President of William R. Hough & Co. and is a Certified Public Accountant. He was previously in health care financial management and a CPA with Ernst & Whinney.


Bonnie M. Germain, Secretary and Counsel, age 37, is Vice President and General Counsel of William R. Hough & Co. She was previously associated with the law firm of Chadbourne & Parke in Washington, D.C. She is a member of the Florida and District of Columbia bar associations and serves on the Continuing Education Committee of the New York Stock Exchange.


Caryn M. Kirley, Assistant Vice President, age 34, is the supervisor of Mutual Fund Operations. She has a B.S. from the University of South Florida and was formerly with Raymond James and Associates, Inc.


William R. Palmer, Assistant Vice President, age 24, is a Financial Analyst with William R. Hough & Co. and an alternate member of the Portfolio Management Committee. He holds a B.S. degree from the University of South Florida.


Susan C. Parks, Assistant Vice President, age 44, is a certified Legal Assistant with William R. Hough & Co. She holds an A.S. degree from Saint Petersburg Junior College and is licensed as a General Securities
Representative.  She was formerly with Franklin Templeton.



As of the date of this Statement of Additional Information, the executive officers and Trustees, as a group, own less than 1% of the outstanding shares of the Money Market Fund and own less than 1% of the outstanding shares of the ShortTerm Fund.

The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices. The officers of the Trust are all officers of the Adviser and they are compensated for their services directly by the Adviser.

Trustees not affiliated with the Adviser receive from the Trust an annual retainer of $1,200 and a fee of $250 for each Board of Trustees and Audit Committee meeting attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Trustees who are officers, directors or employees of the Adviser do not receive such fees from the Trust.

For the fiscal year ended April 30, 1998, the Trustees received the following
compensation from the Trust:                                           Total
                                        Pension or                 Compensation
                     Aggregate          Retirement      Estimated       From
Name of Trustee     Compensation      Benefits Accrued   Annual     Registrant
                    from the Trust    as Part of Fund  Benefits Upon and Fund
                                         Expenses       Retirement    Complex
                                                                      paid to
                                                                     Trustees

W. Robb Hough, Jr.     $0                 $0               $0           $0

Daniel Calabria      $2,200               $0               $0         $2,200

James T. Lang        $2,200               $0               $0         $2,200

William C. James     $2,200               $0               $0         $2,200

C.W. McKee, Jr.      $2,200               $0               $0         $2,200

	ADVISORY CONTRACTS

Each Fund employs WRH to furnish investment advisory and other services. Under the contract with each Fund, WRH acts as investment adviser and, subject to the supervision of the Board of Trustees, directs the investments of each Fund in accordance with its investment objective, policies, and limitations. WRH also provides the Funds with all necessary office facilities and personnel for servicing the Funds' investments, and compensates all officers of the Trust, all Trustees who are "interested persons" of the Trust or of WRH, and all personnel of the Trust or WRH performing services relating to investment activities.

In addition, the Adviser, subject to the supervision of the Board of Trustees, provides the management and administrative services necessary for the operation of the Funds. These services include providing facilities for maintaining the Fund's organization; supervising relations with custodians, pricing agents, accountants, underwriters, and other persons dealing with the Funds; preparing all general shareholder communications and conducting shareholder relations; maintaining the Funds' records and the registration of the Funds' shares under federal and state law; developing management and shareholder services for the Funds; and furnishing reports, evaluations, and analyses on a variety of subjects to the Board of Trustees.

The Funds bear all fees and expenses not assumed by the Adviser, including: taxes; interest; brokerage fees and commissions, if any; fees of Trustees of the Trust who are not officers, directors, or employees of the Adviser; Securities and Exchange Commission fees and state blue sky qualification fees; charges of custodians and transfer and dividend disbursing agents; each Fund's proportionate share of insurance premiums; outside auditing and legal expenses; costs of maintenance of each Fund's existence; costs attributable to investor services, including, without limitation, telephone and personnel expenses; charges of an independent pricing service; costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports and meetings of the shareholders of the Fund and of the officers or Board of Trustees of the Trust; and any extraordinary expenses.

WRH has been the manager and adviser of both the Money Fund and the ShortTerm Fund since inception pursuant to contracts dated November 11, 1993 which were approved by WRH, then sole shareholder of the Funds on November 11, 1993.
The Board of Trustees, including a majority of the Trustees who are not interested persons of the Funds or the Adviser, and who have no direct or indirect interest in the operation of the contracts, last approved the contracts on May 28, 1998, and the contracts shall continue in effect for one year from that date, and annually thereafter, provided such continuance is approved annually by the requisite vote of the Trustees.

Terms of the management contracts call for the Money Market Fund and the ShortTerm Fund to pay the Adviser .50% and .60% respectively of the average net assets throughout the month. For the past three fiscal years, the Adviser has received the following compensation from the funds:

                                  Fees per contract         Fees paid

                                 MMF       STF             MMF       STF
Year ended 4/30/96            $581,695   $79,440         $11,596       $0
Year ended 4/30/97            $655,147  $104,832         $73,776       $0
Year ended 4/30/98            $773,605  $165,581        $181,601   $2,884






The Adviser may, from time to time, reduce management fees and reimburse all or a portion of each Fund's operating expenses (exclusive of interest, taxes, brokerage commissions, and extraordinary expenses).

	DISTRIBUTION AND SERVICE PLAN

Each Fund has adopted a Distribution and Service Plan (the Plans) under Rule 12b-1 of the 1940 Act (the Rule). The Rule provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of the fund except pursuant to a plan adopted by the fund under the Rule. The Board of Trustees including a majority of the Trustees who are not interested persons of the Funds and who have no direct or indirect financial interest in the operation of the Plans, adopted the Plans on November 5, 1993 to allow the Funds to incur certain distribution expenses. Each plan was approved by WRH, then sole shareholder of the Funds, on November 11, 1993, and shall continue in effect thereafter, provided such continuance is approved annually by a vote of the Trustees. On May 22, 1998, the Board of Trustees approved the continuance of the Plans.

The Plans specifically recognize that the Funds may make payments to third parties that provide a variety of account maintenance and personal services to shareholders after the sale of the Funds' shares, or to third parties, including banks, that render shareholder support services. The Trustees have not authorized such payments to date.

As required by the Rule, the Trustees carefully considered all pertinent factors relating to implementation of the Plan prior to its approval, and have determined that there is a reasonable likelihood that the Plan will benefit the Funds and their shareholders. To the extent that the Plans give the Distributor greater flexibility in connection with the distribution of shares of the Funds, additional sales of each Fund's shares may result. Additionally, shareholder support services may be provided more effectively under the Plans by local entities with whom shareholders have other relationships.

Neither Plan may be amended to increase materially the amount to be spent for the services described therein without approval of the shareholders of the affected Fund, and all material amendments of each Plan must also be approved by the Trustees in the manner described above. Each Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operations of the Plan, or by a vote of a majority of the outstanding voting securities of the affected Fund (as defined in the 1940
Act) on not more than 30 days' written notice to any other party to the Plan.
So long as any Plan is in effect, the election and nomination of Trustees who are not such interested persons has been committed to those Trustees who are not such interested persons. The Trustees have determined that, in their judgment, there is a reasonable likelihood that each Plan will benefit the respective
Fund and its shareholders. The Distributor shall provide the Trust for review by the Trustees, and the Trustees shall review at least quarterly, a written report of the amounts expended under each Plan and the purpose for which such expenditures were made. In the Trustees' quarterly review of each Plan, they will consider its continued appropriateness and the level of compensation provided therein. For the fiscal year ended April 30, 1998, neither Fund made any payments pursuant to the Plans.

The Glass-Steagall Act generally prohibits federally and state chartered or supervised banks from engaging in the business of underwriting, selling, or distributing securities. Although the scope of this prohibition under the Glass-Steagall Act has not been clearly defined by the courts or appropriate regulatory agencies, the Distributor believes that the Glass-Steagall Act should not preclude a bank from performing shareholder support services, or servicing and record keeping functions. The Distributor intends to engage banks only to perform such functions. However, changes in federal or state statutes and regulations pertaining to the permissible activities of banks and their affiliates or subsidiaries, as well as further judicial or administrative decisions or interpretations, could prevent a bank from continuing to perform all or a part of the contemplated services. If a bank were prohibited from so acting, the Trustees would consider what actions, if any, would be necessary to continue to provide efficient and effective shareholder services. In such event, changes in the operation of the Funds might occur, including possible termination of any automatic investment or redemption or other services then provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences. The Funds may execute portfolio transactions with and purchase securities issued by depository institutions that receive payments under the Plans. No preference will be shown in the selection of investments for the instruments of such depository institutions. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein, and banks and other financial institutions may be required to register as dealers pursuant to state law.

	DISTRIBUTOR

Each Fund has a distribution agreement with WRH, a Florida corporation initially organized as a partnership in 1962. WRH is a broker-dealer registered under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. The Distribution Agreement calls for WRH to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the Funds, which are continuously offered at NAV. Promotional and administrative expenses in connection with the offer and sale of shares of the Funds are paid by the Distributor.



	DESCRIPTION OF THE TRUST

Trust Organization. The Hough Group of Funds (the "Trust") is an open-end management investment company organized as a Massachusetts business trust on July 22, 1993. Currently, the Trust consists of two funds, The Florida TaxFree Money Market Fund and The Florida TaxFree ShortTerm Fund. The Trust's Declaration of Trust permits the Trustees to create additional funds.

There is a remote possibility that one Fund might become liable for any misstatement in its prospectus or statement of additional information about the other Fund.

The assets of the Trust received for the issue or sale of shares of each of its Funds and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are allocated to such Fund, and constitute the underlying assets of such Fund. The underlying assets of each Fund are segregated on the books of account, and are to be charged with the liabilities with respect to such Fund. Expenses with respect to the Trust are to be allocated in proportion to the asset value of the respective Fund, except where allocations of direct expense can otherwise be fairly made. The officers of the Trust, subject to the general supervision of the Boards of Trustees, have the power to determine which expenses are allocable to a given Fund, or which are general or allocable to all of the Funds. In the event of the dissolution or liquidation of the Trust, shareholders of each Fund are entitled to receive as a class the underlying assets of such Fund available for distribution.

Shareholder and Trustee Liability - Massachusetts Trust. The Trust is an entity of the type commonly known as "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust. The Declaration of Trust provides that the Trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the Trust or its Trustees shall include a provision limiting the obligations created thereby to the Trust and its assets. The Declaration of Trust provides for indemnification out of each Fund's property of any shareholders held personally liable for the obligations of a Fund. The Declaration of Trust also provides that each Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. The Adviser believes that, in view of the above, the risk of personal liability to shareholders is remote.

The Declaration of Trust further provides that the Trustees, if they have exercised reasonable care, will not be liable for any neglect or wrongdoing, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

Voting Rights. Each Fund's capital consists of shares of beneficial interest. The shares have no preemptive or conversion rights; voting and dividend rights, the right of redemption, and the privilege of exchange are described in the Prospectus. Shares are fully paid and non-assessable, except as set forth under the respective "Shareholder and Trustee Liability" headings above. Shareholders representing 10% or more of the Trust or one of its Funds may, pursuant to a written request presented to the Trust or a Fund, call meetings of the Trust or Fund for any purpose related to the Trust or Fund, as the case may be, including, in the case of a meeting of the entire Trust, the purpose on voting on removal of one or more Trustees.

The Trust or any Fund may be terminated upon the sale of its assets to another open-end management investment company or series thereof, or upon liquidation and distribution of its assets. Generally such terminations must be approved by vote of the holders of a majority of the outstanding shares of the Trust or the Fund. Unless terminated or reorganized, the Trust and the Funds will continue indefinitely.

Custodian. Bankers Trust Company of New York, 16 Wall Street, New York, New York 10005, is custodian of the assets of the Funds. The custodian is responsible for the safekeeping of the Funds' assets and the appointment of subcustodian banks and clearing agencies. The custodian takes no part in determining the investment policies of the Funds or in deciding which securities are purchased or sold by the Funds. The Funds may, however, invest in obligations of the custodian and may purchase securities from or sell securities to the custodian.

Auditor.   McGladrey & Pullen, LLP, 555 Fifth Avenue, New York, New York 10017,
serves as the Trust's independent accountant. The auditor examines financial statements for the Funds and provides other audit, tax and related services.

Legal Counsel. Dechert Price & Rhoads, 1775 Eye Street, N.W., Washington, D.C. 20006, is special counsel to the Trust.

Principal Shareholders. As of July 31, 1998, to the knowledge of management, no person owned beneficially or of record 5% or more of either Funds' outstanding shares, except Mr. Martin Strom, 261-01 69th Avenue, Floral Park, New York, 11004, who owned 140,631 shares of the ShortTerm Fund (representing 6.1% of that fund's outstanding shares), and Mrs. Edith Strom, 261-01 69th Avenue, Floral Park, New York, 11004, who owned 140,086 shares of the ShortTerm Fund (representing 6.1% of that fund's outstanding shares), and ELB Notes, 300 South Duncan Avenue, Suite 240, Clearwater, Florida 34615, which owned 125,459 shares of the ShortTerm Fund (representing 5.5% of that Fund's outstanding shares).

	FINANCIAL STATEMENTS

The Trust's Financial Statements including notes thereto, dated as of April 30, 1998, have been audited by McGladrey & Pullen, LLP, and are incorporated by reference into this Statement of Additional Information.

__________________________



	APPENDIX


The descriptions that follow are examples of eligible ratings for the Funds. A Fund may, however, consider the ratings for other types of investments and the ratings assigned by other rating organizations when determining the eligibility of a particular investment.

Description of Moody's Investors Service, Inc.'s ratings of State and Municipal
Notes:

Moody's ratings for state and municipal and other short-term obligations will be designated Moody's Investment Grade (MIG, or VMIG for variable rate obligations). This distinction is in recognition of the difference between short -term credit risk and long-term credit risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk, long-term secular trends for example, may be less important over the short run. Symbols used will be as follows:

MIG-I/VMIG-I - This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG-2/VMIG-2 - This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG-3/VMIG-3 - This designation denotes favorable quality, with all security elements accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

MIG-4/VMIG-4 - This designation denotes adequate quality protection commonly regarded as required of an investment security is present and, although not distinctly or predominantly speculative, there is specific risk.

Description of Standard & Poor's Corporation's ratings of State and Municipal
Notes:

SP-1- Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2 - Satisfactory capacity to pay principal and interest.

SP-3 - Speculative capacity to pay principal and interest.

Description of Moody's Investors Service, Inc.'s Municipal Bond Ratings:

Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than Aaa securities.

A - Bonds rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds rated Ba are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times in the future. Uncertainty of position characterizes bonds in this class.

B - Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

Those bonds in the Aa, A, Baa, Ba, and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, Ba1, and B1.

Description of Standard & Poor's Corporation's Municipal Bond Ratings:

AAA - Debt rated AAA has the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest-rated debt issues only in small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B - Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

The ratings from AA to B may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

Description of Fitch Investor Service, Inc. ("Fitch"):

AAA--Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA--Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+".
"

A--Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB--Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

Plus (+) Minus (-)--Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs however, are not used in the "AAA" category.

NR--Indicates that Fitch does not rate the specific issue.

Conditional--A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

Suspended--A rating is suspended when Fitch deems the amount of information available from the issuer to be inadequate for rating purposes.

Withdrawn--A rating will be withdrawn when an issue matures or is called or refinanced and, at Fitch's discretion, when an issuer fails to furnish proper and timely information.

Fitch Alert--Ratings are placed on Fitch Alert to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for potential downgrade, or "Evolving," where ratings may be raised or lowered. Fitch Alert is relatively short-term, and should be resolved within 12 months.


Credit Trend--Credit Trend indicators show whether credit fundamentals are improving, stable, declining or uncertain, as follows:

Improving               up arrow

Stable			---

Declining               down arrow

Uncertain               double arrow

Credit Trend indicators are not predictions that any rating change will occur, and have a longer-term time frame than issues placed on Fitch Alert.

Fitch speculative grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings ("BB" to "C") represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating ("DDD" to "D") is an assessment of the ultimate recovery value through reorganization or liquidation.


The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment, that might affect the issuer's future financial strength.

Bonds that have the same rating are of similar but not necessarily identical credit quality since rating categories cannot fully reflect the differences in degrees of credit risk.

BB--Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B--Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC--Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC--Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C--Bonds are in imminent default in payment of interest or principal.

DDD, DD and D--Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

Plus (+) Minus (-)--Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs however, are not used in the "DDD," "DD," or "D" categories.

Description of Duff & Phelps Credit Rating Co. ("D&P"):

Triple A

Highest credit quality. The risk factors are only slightly more than for risk -free U.S. Treasury debt.



Double A
  High
  Middle
  Low

High credit quality. Protection factors are strong. Risk is modest but varies slightly from time to time because of economic conditions.



Single A
  High
  Middle
  Low

Good quality investment grade securities. Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.



Triple B
  High
  Middle
  Low

Below average protection factors but still considered sufficient for institutional investment. Considerable variability in risk during economic cycles.



Double B
  High
  Middle
  Low

Below investment grade but deemed likely to meet obligations when due. Protection factors fluctuate according to economic conditions. Overall quality may move up or down frequently within the category.



Single B
  High
  Middle
  Low

Below investment grade and possessing risk that obligations will not be met when due. Protection factors will fluctuate widely according to economic cycles. Potential exists for frequent changes in rating within this category or into a higher or lower quality rating grade.



Substantial Risk

Well below investment grade with considerable uncertainty as to timely payment of interest. Protection factors are narrow. Risk can be substantial with unfavorable economic conditions.





- 32 -

A - 5

PART C.  OTHER INFORMATION


Item 24.	Financial Statements and Exhibits.

(a)	Financial statements

	Included in Part A:

Financial Highlights for each Fund for the period from November 22, 1993 through the year ended April 30, 1998.

Incorporated by reference in Part B for each Fund:

Independent Auditor's Report

Statement of Investments as of April 30, 1998

Statement of Assets and Liabilities as of April 30, 1998

Statement of Operations for the year ended April 30, 1998

Statements of Changes in Net Assets for the years ended April 30, 1997 and April 30, 1998

Notes to Financial Statements



(b)	Exhibits


		(1)		Declaration of Trust1


(2)		By-Laws1


(3)		Not Applicable


		(4)		Not Applicable







	(5)	(a)	Investment Advisory and
Administrative Agreement for The Florida
 TaxFree Money Market fund.2

(b)	Investment Advisory and Administrative
Agreement for the Florida TaxFree Short Term Fund2

		(6)		Distribution Agreement2

		(7)		Not Applicable

		(8)		Custodian Account Agreement2

		(9)		Transfer Agency and Fund Accounting Agreement2

		(10)		Opinion and Consent of Counsel3

		(11)		Consent of Independent Public Accountants

		(12)		Not Applicable

                (13)            Initial Capital Agreement3

		(14)		Not Applicable

		(15)		Distribution and Service Plan2

		(16)		Schedule for Calculation of Performance Data

		(27)		Financial Data Schedules


Item 25.	Persons Controlled by or Under Common Control with Registrant.



		Not Applicable


Item 26.	Number of Holders of Securities.

		As of July 31, 1998 the number of record holders of each series of the Registrant was as follows:

		The Florida TaxFree Money Market Fund:		3485
		The Florida TaxFree ShortTerm Fund:			 313


Item 27.	Indemnification.

		Reference is made to Article 4.3 in the Registrant's Declaration of Trust, which is incorporated by reference herein.

		Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant tot he Fund's Declaration of Trust, its By-Laws or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other that the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.


Item 28.	Business and Other Connections of Investment Adviser.

William R. Hough & Co.


                      Position
     Name             with Adviser        Other Affiliations
William R. Hough
Director/
Chairman
Director, WRH Properties, Inc., 100 Second Avenue South, Suite 904, St. Petersburg, FL 33701; President and Director, WRH Mortgage, Inc., 100 Second Avenue South, Suite 904, St. Petersburg, FL 33701; Director, Republic Bank,
111 Second Avenue N.E., Suite 300, St. Petersburg, FL 33701; Director/President, Royal Palm Retirement Centre, 2500 Aaron Street, Port Charlotte, FL 33952
W. Robb Hough
Director/
President
Vice President, WRH Properties, Inc., 100 Second Avenue South, Suite 904, St. Petersburg, FL 33701; Director/Vice President, WRH Mortgage, Inc., 100 Second Avenue South, Suite 904, St. Petersburg, FL 33701; Vice President, Spring Haven Retirement Centre, 1225 Havendale Boulevard, Winter haven, FL 33881; Vice President, Royal Palm Retirement Centre, 2500 Aaron Street, Port Charlotte, FL 33592
John. W. Waechter
Director/
Executive Vice President/
Treasurer
Director, WRH Properties, Inc., 100 Second Avenue South, Suite 904, St. Petersburg, FL 33701; Director/Treasurer, WRH Mortgage, Inc., 100 Second
Avenue south, Suite 904, St. Petersburg, FL 33701
Helen Hough Feinberg
Director/
First Vice
President
Assistant Secretary, WRH Properties, Inc., 100 Second Avenue South, Suite 904, St. Petersburg, FL 33701; Secretary, WRH Mortgage, Inc., 100 Second Avenue South, Suite 904, St. Petersburg, FL 33701; Secretary, Spring Haven Retirement Centre, 1225 Havendale Boulevard, Winter Have, FL 33881; Secretary, Royal Palm Retirement Centre, 2500 Aaron Street, Port Charlotte, FL 33592; Trustee, Canterbury Schools, 901 58th Avenue N.E., St. Petersburg, FL 33703

Item 29.	Principal Underwriters.

(a)	William R. Hough & Co. (WRH) serves as Distributor
of the Registrant's shares.

(b)	The directors and principal officers of WRH are set
forth below. Unless otherwise indicate, their address is 100 Second Avenue South, St. Petersburg, Florida 33701.


                       Positions and          Positions and Offices
       Name            Offices with WRH       with Registrant
William R. Hough
Director/Chairman
Vice President and Chairman of the Portfolio Management Committee
W. Robb Hough, Jr.
Director/President
President and Chairman of the Board of Trustees
John W. Waechter
Director/Executive Vice President/Treasurer
Vice President and Treasurer
Helen Hough Feinberg
Director/First Vice President
None

	(c )	Not applicable

Item 30.	Location of Account and Records.

		Each account, book and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder will be maintained at the offices of William R. Hough & Co., 100 Second Avenue south, Suite 800, St. Petersburg, Florida 33701.

Item 31.	Management Services.

Item 32.	Undertakings.

	(a)	Not Applicable

	(b)	The Registrant undertakes to call a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee or Trustees when requested in writing to do so by the holders of at least 10% of either of the Fund's outstanding shares of beneficial interest and in connection with such meeting to comply with the provision of
         Section 16(c) of the Investment Company Act of 1940 relating to shareholder communications.

	(c)	The Registrant undertakes to furnish each person to whom a
         prospectus is delivered a copy of the Registrant's latest annual report to shareholders, upon request and without charge, in the event that the information called for the Item 5A of Form N-1A has been presented in the Registrant's latest annual report to shareholders.










































1 	Filed in Registrant's initial Registration Statement on July 22, 1993 and incorporated by reference herein.
2 	Filed in Registrant's Pre-Effective Amendment No. 1 on October 4, 1993
and incorporated by reference herein.
3 Filed in Registrant's Pre-Effective Amendment No. 2 on November 12, 1993 and incorporated by reference herein














	SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 6 to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized in the City of St. Petersburg, Florida, on this 14th day of August, 1998.


THE HOUGH GROUP OF FUNDS



By:
W. Robb Hough, Jr.*
Chief Executive Officer


*By:  /s/
Bonnie M. Germain
As Attorney-in-fact


	SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A has been signed below by the following persons on behalf of The Hough Group of Funds in the capacity and on the date indicated:

Signatures				Title			Date


_________________________ 	Chief Executive	August    , 1998
W. Robb Hough, Jr.*			Officer and Chairman
of the Board

_________________________	Trustee			August    , 1998
Daniel Calabria*


_________________________	Trustee			August    , 1998
C.W. McKee*


_________________________	Trustee 			August    , 1998
William C. James*


_________________________	Trustee			August    , 1998
James T. Lang*


_________________________	Vice	President,	August    , 1998
John Waechter*				Treasurer and
Chief Financial
Officer



*By:
  Bonnie M. Germain
  As Attorney-in-fact


*	Pursuant to Powers of Attorney filed with Pre-Effective Amendment No. 2 on November 12, 1993.




	- 2 -










	SECURITIES AND EXCHANGE COMMISSION
	WASHINGTON, D.C.  20549

	EXHIBITS
	FILED
	WITH

	POST-EFFECTIVE AMENDMENT NO. 6
	TO THE
	REGISTRATION STATEMENT
	ON
	FORM N-1A

	OF

	THE HOUGH GROUP OF FUNDS





	EXHIBIT LIST


Exhibit Number	      Name of Exhibit

11	Consent of Independent Public Accountants

16	Performance Calculation

	27	Financial Data Schedules

	EXHIBIT 11

	CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

Mc Gladrey & Pullen, LLP
Certified Public Accountants and Consultants


CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


We consent to the use of our report dated May 21, 1998 on the financial statements of The Florida TaxFree Money Market Fund and The Florida TaxFree ShortTerm Fund series of The Hough Group of Funds referred to therein, in Post Effective Amendment No. 6 to the Registration Statement on Form N-1A, file No. 33-66396, as filed with the Securities and Exchange Commission.

We also consent to the reference to our Firm in the Prospectus under the caption "Financial Highlights" and in the Statement of Additional Information under the caption "Auditor" and "Financial Statements".


/s/
Mc Gladrey & Pullen, LLP



New York, New York
August 12, 1998



	EXHIBIT 16

	PERFORMANCE CALCULATION











                Florida TaxFree Money Market Fund
                  YIELD COMPUTATION SCHEDULE
                For 7-day period ended April 30, 1998


                                                  7-Day Yield

Base period                                         7 Days



Beginning Account Balances - 1 share at $1.00     1.000000000


Dividend Declaration
  24-Apr                                          0.000099895
  25-Apr                                          0.000099895
  26-Apr                                          0.000099895
  27-Apr                                          0.000100263
  28-Apr                                          0.000099535
  29-Apr                                          0.000096485
  30-Apr                                          0.000098124

Base Period Return                                0.000694093

Ending Account Balance                            1.00069409
Less: Beginning Account Balance                   1.00000000

Difference                                        0.000694093

Base Period Return
(Difference/Beginning Account Balance)            0.00069409

Yield Quotation
(Base Period Return * 365/Base Period)                 3.62%

Effective Yield Quotation
[(Base Period Return + 1)^365/7] - 1                   3.68%














Tax-Equivalent Yields as of April 30, 1998
                                                Federal Tax     Tax-Equivalent

                                                  Bracket            Yield*

Florida TaxFree Money Market Fund

7-day yield at 4/30/98                 3.62%       28%               5.03%
                                                   31%               5.25%
                                                   36%               5.66%
                                                   39.60%            5.99%




Florida TaxFree ShortTerm Fund

30-day SEC yield at 4/30/98           4.02%        28%               5.58%
                                                   31%               5.83%
                                                   36%               6.28%
                                                   39.60%            6.66%




*   Tax-equivalent yield = [tax-exempt yield / (1 - federal tax bracket)]



      This table does not take into account the Florida Intangible Tax. Tax-equivalent yields for investors subject to the Florida Intangible Tax will be slightly higher.





FLORIDA TAXFREE SHORTTERM FUND
30-Day SEC Yield Calculation
For Month Ended April 30, 1998


Income for SEC Yield Calculation*               73,731 a - b


Avg Daily Shares Outstanding                 2,198,971 c


Maximum Offering Price on 4/30/98                10.05 d


FORMULA:
[(a-b)/cd]+1                                1.00333629 e
e raised to the 6th power                   1.02008544 f
f minus 1                                   0.02008544 g
g times 2     Yield =                       0.04017088


* SEC yield income is calculated on a daily basis.












THE FLORIDA TAXFREE SHORTTERM FUND
Total Return Calculation
              Div/Shr  # Shrs  Shr Bal   NAV   Acct Value

11/22/93                        100      10     1,000.00  (a)
Dividends:
11/30/93     0.006491   0.065   100.065  10.01  1,001.65
12/31/93     0.033207   0.331   100.395  10.05  1,008.97
1/31/94      0.031077   0.31    100.705  10.08  1,015.11
2/28/94      0.028489   0.287   100.992  10     1,009.92
3/31/94      0.031114   0.318   101.31    9.88  1,000.94
4/30/94      0.031906   0.328   101.638   9.86  1,002.15
5/31/94      0.034463   0.355   101.993   9.87  1,006.67
6/30/94      0.032096   0.332   102.325   9.85  1,007.90
7/31/94      0.0343     0.354   102.679   9.91  1,017.55
8/31/94      0.034654   0.359   103.039   9.9   1,020.08
9/30/94      0.033803   0.354   103.392   9.85  1,018.41
10/31/94     0.03637    0.384   103.776   9.79  1,015.97
11/30/94     0.035795   0.381   104.158   9.74  1,014.50
12/31/94     0.03686    0.393   104.551   9.77  1,021.46
1/31/95      0.03697    0.395   104.946   9.78  1,026.37
2/28/95      0.032347   0.345   105.291   9.84  1,036.06
3/31/95      0.035746   0.381   105.672   9.87  1,042.98
4/30/95      0.035446   0.379   106.051   9.89  1,048.84
5/31/95      0.03592    0.383   106.434   9.95  1,059.02
6/30/95      0.034788   0.373   106.807   9.93  1,060.59
7/31/95      0.035903   0.385   107.191   9.97  1,068.70
8/31/95      0.034888   0.375   107.566   9.98  1,073.51
9/30/95      0.033209   0.358   107.924   9.99  1,078.16
10/31/95     0.037638   0.405   108.329  10.02  1,085.46
11/30/95     0.034388   0.371   108.7    10.04  1,091.35
12/31/95     0.036      0.389   109.089  10.05  1,096.35
1/31/96      0.036008   0.391   109.48   10.05  1,100.28
2/29/96      0.034186   0.373   109.853  10.03  1,101.83
3/31/96      0.03587    0.393   110.246  10.03  1,105.77
4/30/96      0.034959   0.388   110.634   9.94  1,099.70
5/31/96      0.036548   0.408   111.042   9.92  1,101.53
6/30/96      0.03536    0.395   111.437   9.94  1,107.68
7/31/96      0.0369     0.413   111.85    9.95  1,112.91
8/31/96      0.036561   0.411   112.261   9.95  1,116.99
9/30/96      0.035677   0.401   112.662   9.98  1,124.37
10/31/96     0.036109   0.407   113.069   9.99  1,129.56
11/30/96     0.035611   0.401   113.471  10.03  1,138.11
12/31/96     0.036267   0.411   113.882  10.01  1,139.96
1/31/97      0.036614   0.417   114.299   9.99  1,141.85
2/28/97      0.033157   0.378   114.678  10.02  1,149.07
3/31/97      0.035156   0.405   115.082   9.96  1,146.22
4/30/97      0.034784   0.402   115.484   9.96  1,150.22(c)
5/31/97      0.035664   0.412   115.896   9.99  1,157.81
6/30/97      0.035321   0.409   116.305  10.02  1,165.38
7/31/97      0.036367   0.42    116.725  10.07  1,175.42
8/31/97      0.035162   0.409   117.134  10.03  1,174.86
9/30/97      0.034314   0.4     117.534  10.06  1,182.39
10/31/97     0.035012   0.409   117.943  10.06  1,186.50
11/30/97     0.03432    0.403   118.346  10.05  1,189.37
12/31/97     0.035608   0.418   118.764  10.07  1,195.95
1/31/98      0.035329   0.416   119.18   10.08  1,201.34
2/28/98      0.032882   0.389   119.569  10.07  1,204.06
3/31/98      0.037063   0.44    120.01   10.07  1,208.50
4/30/98      0.036018   0.43    120.44   10.05  1,210.42(b)
Base period return (b - a)                        210.42
Divided by beginning account value (a)            /1,000

Cumulative total return                            21.04%
Annualized since inception                          4.74%

Return for Year Ended April 1998
Base period return (b-c)                           60.2
Divided by beginning account value (c)          1,150.22

Total Return                                        5.23%




EXHIBIT 27

FINANCIAL DATA SCHEDULES